UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 12, 2010

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for IBM’s Investor Briefing on May 12, 2010. Attachment II (Non-GAAP Supplementary Materials) contains supplementary materials about non-GAAP financial measures in certain presentation materials for this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 12, 2010

	By:	/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

3

Introduction Patricia Murphy Vice President Investor Relations ATTACHMENT I

Agenda Morning Session Strategic Overview Sam Palmisano Financial Model Mark Loughridge Afternoon Session Sales and Distribution Ginni Rometty Software Steve Mills Global Business Services Frank Kern Global Technology Services Mike Daniels Systems and Technology Rod Adkins Enterprise Productivity Initiatives Linda Sanford Research John Kelly Group Q&A All

Certain comments made during this event and in the presentation materials may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements by their nature address matters that are uncertain to different degrees. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. Those statements involve a number of factors that could cause actual results to differ materially including the following: a downturn in economic environment and corporate IT spending budgets; the company’s failure to meet growth and productivity objectives, a failure of the company’s innovation initiatives; risks from investing in growth opportunities; a failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; breaches of data security; fluctuations in revenue and purchases, impact of local legal, economic, political and health conditions; adverse effects from environmental matters, tax matters and the company’s pension plans; ineffective internal controls; the company’s use of accounting estimates; the company’s ability to attract and retain key personnel and its reliance on critical skills; impact of relationships with critical suppliers; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; reliance on third party distribution channels; the company’s ability to successfully manage acquisitions and alliances; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Q, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations.

 These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

[LOGO]

Strategic Overview Samuel J. Palmisano Chairman, President and CEO

$95.8 billion Revenue, down 5% at cc $18.1 billion Pre-tax Income, up 9% $10.01 Earnings Per Share, up 13% $15.1 billion in Free Cash Flow*, up $0.8 billion Record PTI, free cash flow and EPS (7th consecutive year of double-digit EPS growth) * Excluding Global Financing receivables Our Results: Record Performance in 2009

Changes in world markets: We are at the forefront of global integration Changes in client needs: We are focused on integration and innovation Changes in IT: We are shifting to higher value segments Strong Results Confirm Our Strategic Choices

Revenue and Pre-tax Income Historical Performance Earnings Per Share 0 2 4 6 8 $10 05 06 07 08 09 0 03 04 4 8 12 16 $20 05 06 07 08 09 03 04 Note: 2006 - 2008 EPS reflects the adoption of amendments to ASC 260, "Earnings Per Share"

Segment Pre-Tax Income Mix

10.6% 11.1% 13.4% 14.6% 14.7% 16.1% 06 07 08 09 03 04 05 Pre-tax Income Margins 18.9%

Cash Generation Enabling Investment and Shareholder Returns FREE CASH FLOW* ($ in billions) *Excluding Global Financing receivables 8.7 9.1 9.6 10.5 12.4 14.3 15.1 06 07 08 09 03 04 05 $77B returned to shareholders in form of dividends & share repurchases $47B invested in capital expenditures and acquisitions $41B spend on R&D From 2003 to 2009:

Earnings Per Share Roadmap to 2010 Historical revenue growth Margin expansion Share repurchases Growth initiatives and future acquisitions Retirement-related costs Key Drivers for 2010: Note: 2006-2008 EPS reflects the adoption of amendments to ASC 260, “Earnings Per Share” 08 09 10 0 06 07 2 4 6 8 $12 10

IBM Growth Strategy Growth Markets Next-gen Data Center and Cloud Analytics Smarter Planet

* Non-GAAP: Excludes Acquisition-related charges and non-operating retirement related expense Operating PTI / EPS * Operating PTI$ At Least $20 Software contributes nearly half of our segment profit Growth initiatives deliver $20B in revenue growth Growth markets revenue reaches 25% of IBM’s total Enterprise productivity delivers another $8B in gross savings IBM generates $100B in free cash flow, returning 70% to shareholders Operating EPS 2015 Roadmap '03 '04 '05 '06 '07 '08 '09 '10e '11e '12e '13e '14e '15e

We are Well Positioned Key growth initiatives Broad global reach Operating leverage and cash flow generation Competitive cost structure Financial flexibility to continue investing Continued focus on returning value to shareholders

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

[LOGO]

Financial Model Mark Loughridge Senior Vice President and Chief Financial Officer

Agenda 2015 Roadmap Operating / Non-Operating Reporting 2010 Roadmap

2010 Long-Term EPS Roadmap (May 2007) 2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Yr/Yr 2010 EPS Objective Retirement Related Yr/Yr Costs Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions ~$1.20 ~$0.90 ~$0.75 ~$1.00 ~$1.10 14% CGR 16% CGR 10% CGR 5% Revenue Growth +1 to 2 pts Revenue Growth 10% -12% CGR EPS Model Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” $6.05 ~$11 ~$10 ~$9

2010 Long-Term EPS Roadmap (May 2007) 2006 EPS Estimated 2010 EPS (Base) 2010 EPS w/o Retirement Related Yr/Yr 2010 EPS Objective Retirement Related Yr/Yr Costs Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives Future Acquisitions 14% CGR 16% CGR “At Least” 10% CGR Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” Operating Range $6.05 ~$11 ~$10 ~$9

2006 2010 EPS Roadmap Progress 2007 2008 2009 2010 18% Yr/Yr 24% Yr/Yr 12% Yr/Yr 13% Yr/Yr Well ahead of pace for 2010 Roadmap At Least Note: 2006-2008 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” $6.05 $10 $10.01 $8.89 $7.15 $11.20

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion $10 -$11 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs 3% Since 2006 Shifting to a higher growth portfolio Key Branded Middleware Business Transformation Outsourcing Systems Integration Shift to Growth Markets Grows from 16% of geographic revenue to 19% in 2009 Grew ~8 points faster than major markets at local currency Expanded IBM’s reach and offerings Established Growth Markets Unit Leader in “Smarter” Solutions Created Business Analytics and Optimization offering Historical Revenue Growth of 3% The IBM portfolio is positioned for growth in 2010 Note: Growth rates at Constant Currency and excludes PCs & Printer Divestitures 2010 EPS Roadmap -5.3% 2.7% 5.0% 2.8% 3.0% 3.4% -6% 0% 6% 2004 2005 2006 2007 2008 2009

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs Software Hardware Services Since 2006 Margin expansion across all brands 7 pts of Software margin expansion 4 pts of Services margin expansion 1 pt of Hardware margin expansion Delivered over $5B of cost and expense savings Productivity savings of ~$1B per year $2B workforce rebalancing in 2009 Margin Expansion +4 points PTI margin expansion over Roadmap $10 -$11 +7pts +4pts +1pt 2010 EPS Roadmap 28.5% 26.8% 26.9% 33.6% 2006 2007 2008 2009 11.9% 9.9% 9.7% 14.1% 2006 2007 2008 2009 7.7% 9.6% 7.5% 8.3% 2006 2007 2008 2009

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs IBM is a higher performing enterprise today with room for margin expansion $10 -$11 Margin Expansion Pre-tax Income Margin 2010 EPS Roadmap -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% IBM 2009 18.9% S&P 500 S&P 500 ( March 15, 2010 ) Tech Universe includes 470 worldwide Information Technology companies with market cap > $1B (Revenue and PTI Margins based on latest fiscal year reported) Tech Universe 25% of companies in Tech Universe have PTI margins in excess of 20% Source: Capital IQ IBM 2006 14.6%

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs Shift to Higher Value 42% 42% 16% 40% 37% Segment Profit* Hardware / Financing Software Services Growth Initiatives $10 -$11 23% Since 2006 Continuing mix shift towards our most profitable segment Almost $6B profit growth in software and services Software, Services and Financing comprise over 90% of profit in 2009 3.2B 5.0B 5.5B 3.1B 8.1B 8.1B 13.7B 19.3B IBM transformation has contributed significant profit growth 25% 40% 35% 3.9B 4.5B 2.8B 11.2B ** Stock-based compensation expense was not recorded at the segment level and excludes Enterprise Investments * Sum of segment pre-tax income not equal to IBM pre-tax income 2010 EPS Roadmap 2000** 2006 2009

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs From 2007 to 2009 Invested $18B in research and development, generating over 12,000 patents Invested $13B in capital expenditures Acquired 33 companies for $9B, with investments concentrated in Business Analytics Investing for Value Investing to expand IBM’s breadth and scale $10 -$11 Acquisitions Capital Expenditures Research & Development $18B $13B $9B Hardware Software Services Research IGF Other 2010 EPS Roadmap 7% 91% 9% 36% 53% 17% 11% 34% 25% 13%

2010 EPS Objective Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2006 EPS $6.05 Retirement-Related Costs Covers 70 companies acquired for ~$14B since 2002* Aggregate compound revenue growth of 16% Accretive in year 2 on both a GAAP and Non-GAAP basis Acquisitions Disciplined execution of acquisition strategy $10 -$11 Estimated Revenue Growth Estimated PTI Margin -13% 23% 20% 15% 10% Actual Projected * Includes 2002-2005 acquisitions less than $500M, and all material 2006-2008 acquisitions -2% Margin excl. amortization of intangibles and acquisition-related charges (Non-GAAP) 2010 EPS Roadmap 17% 29% 12% 13% 9% 0% 15% 30% 45% Yr1 Yr2 Yr3 Yr4 Yr5 Revenue Yr/Yr% 1% 18% 14% 8% -20% -10% 0% 10% 20% 30% Yr1 Yr2 Yr3 Yr4 Yr5 PTI Margin

2010 EPS Objective Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2006 EPS $6.05 Retirement-Related Costs Acquisitions Acquisitions have contributed significantly to IBM’s growth in key strategic areas $10 -$11 * @ Constant Currency 2010 EPS Roadmap Acquisition Highlights Cornerstone of BAO offerings Double Digit revenue growth last 4 quarters* In 2009 signed 40 deals > $1M Business intelligence and optimization software to accelerate IBM’s Information on Demand strategy § Acquired January 2008 Purchase Price $5B 4,100 resources

2010 EPS Objective Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2006 EPS $6.05 Retirement-Related Costs Acquisitions Acquisitions have contributed significantly to IBM’s growth in key strategic areas $10 -$11 * @ Constant Currency 2010 EPS Roadmap Acquisition Highlights § Cornerstone of BAO offerings § Double Digit revenue growth last 4 quarters* § In 2009 signed 40 deals > $1M Business intelligence and optimization software to accelerate IBM ’ s Information on Demand strategy § Acquired January 2008 § Purchase Price $5B § 4,100 resources Acquisition Highlights § Cornerstone of BAO offerings § Double Digit revenue growth last 4 quarters* § In 2009 signed 40 deals > $1M Business intelligence and optimization software to accelerate IBM ’ s Information on Demand strategy § Acquired January 2008 § Purchase Price $5B § 4,100 resources Acquisition Highlights § Integral part of advanced storage solutions § 2009 Revenue YTY% ~400% § Over 480 new customers since acquisition Technology to help IBM address emerging storage opportunities like Web 2.0 applications, digital archives and digital media § Acquired December 2007 § 40 resources Acquisition Highlights § Integral part of advanced storage solutions § 2009 Revenue YTY% ~400% § Over 480 new customers since acquisition Technology to help IBM address emerging storage opportunities like Web 2.0 applications, digital archives and digital media § Acquired December 2007 § 40 resources Acquisition Highlights § Key component of Smarter Planet proposition § 2009 Revenue YTY% > 35%* § In 2009 signed 18 deals > $1M Software enabling IBM ’ s clients to deliver critical information in real - time, allowing them to make better business decisions faster § Acquired December 2008 § Purchase Price $295M § 835 resources Acquisition Highlights § Key component of Smarter Planet proposition § 2009 Revenue YTY% > 35%* § In 2009 signed 18 deals > $1M Software enabling IBM ’ s clients to deliver critical information in real - time, allowing them to make better business decisions faster § Acquired December 2008 § Purchase Price $295M § 835 resources

2010 EPS Objective Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2006 EPS $6.05 Retirement-Related Costs Acquisitions Acquisitions have contributed significantly to IBM’s growth in key strategic areas $10 -$11 * @ Constant Currency 2010 EPS Roadmap Acquisition Highlights § Cornerstone of BAO offerings § Double Digit revenue growth last 4 quarters* § In 2009 signed 40 deals > $1M Business intelligence and optimization software to accelerate IBM’ s Information on Demand strategy § Acquired January 2008 § Purchase Price $5B § 4,100 resources

2010 EPS Objective Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2006 EPS $6.05 Retirement-Related Costs Acquisitions Acquired 18 companies from 2005 in the Business Analytics and Optimization space $10 -$11 Trusted Information Establish accurate information for a single version of the truth, managed over time Integrated Data & Content Management Manage data & content over its lifecycle and as part of processes Solutions Predictive Analytic 2009 Database Monitoring Solutions 2009 Analytics Advanced Customer 2009 Solutions Master Data Mgmt 2010 Services National Security 2010 BI & Performance Management 2008 Business Rules & Optimization 2008 Identity Resolution 2005 Enterprise Data Integration 2005 Customer Data Integration 2005 Name Recognition 2006 Metadata Management 2006 Dynamic Data Integration 2007 Search & Content Management 2005 Business Process & Content Management 2006 Real - Time, In-Memory Data Management 2008 Enterprise Data Management 2007 + Exeros 2010 EPS Roadmap

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs $B Since 2006 Generated over $40B in free cash flow Returned over 100% of free cash flow to shareholders Increased dividend payout by about 70% Reduced outstanding shares by almost 14% Free Cash Flow * Share Repurchase Cash generation supports investment and returns to shareholders And enables ~$20B of financial flexibility $10 -$11 13% CGR * Excludes Global Financing Receivables Capital Acquisitions Share Repurchase Dividends Primary Uses of Cash $B $8 2010 EPS Roadmap $0 $5 $10 $15 2006 2007 2008 2009 $37 $9 $13

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs May 2007 Investor Day Assumptions May 2007 Investor Day Assumptions: Pre-Tax Retirement-Related Income/(Expense) - $B 112% WW Funded Status* +7.6% WW Expected ROA 5.1% WW Discount Rate $10 -$11 Based on 2007 assumptions on market performance (non-operational) Retirement-Related Costs * Tax-qualified DB Plans 2010 EPS Roadmap $0.90 2010 Roadmap EPS ($2.4) ($2.4) ($1.4) ($0.4) $0.2 $0.4 ($0.7) ($1.2) ($1.7) ($2.5) 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs Took operational actions to reduce future pension expense Defined Benefit pension redesign in four major countries Defined Contribution cost management $10 -$11 Operational Actions Retirement-Related Costs 2010 EPS Roadmap $0.90 $0.15 2010 Roadmap EPS

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs Market dynamics have generated significant expense volatility 2009 2008 2007 WW +$0 ($.75) +$.15 2010 EPS Impact 99% 93% 119% Funded Status* 5.4% (17%) +7.5% 5.6% +10% +7.5% +7.4% Expected ROA 5.2% +12% Discount Rate Actual ROA However $10 -$11 Market Performance Operational Actions Retirement-Related Costs Took operational actions to reduce future pension expense Defined Benefit pension redesign in four major countries Defined Contribution cost management Through 2010 * Tax-qualified DB Plans 2010 EPS Roadmap $0.90 $0.45 $0.15 ($0.60) 2010 Roadmap EPS

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs May’07 Investor Day Current Projection ~$0.8B off May 2007 Investor Day assumption Current Forecast Pre-Tax Retirement-Related Income/(Expense) - $B $10 -$11 Market dynamics have eroded the 2010 assessment by ~$1.0B since May 2007 Operational actions have offset ~$0.2B of the market impact Retirement-Related Costs 2010 EPS Roadmap ($2.5) ($1.7) ($1.2) ($2.6) ($1.4) ($1.5) ($0.7) ($1.4) 2007 2008 2009 2010E

Share Repurchases Historical Revenue Growth Growth Initiatives & Acquisitions Margin Expansion 2010 EPS Objective 2006 EPS $6.05 Retirement-Related Costs $10 -$11 At Least $11.20 2006 EPS 2010E EPS Retirement Related Yr/Yr Costs Historical Revenue Growth of 3% Margin Expansion Share Repurchases Growth Initiatives & Acquisitions 2010E EPS Growth 2009 EPS Revenue achievement impacted by market downturn (~ 0.10) Margin expansion within model ~ 0.95 Share repurchases of ~ $37B ~ 0.95 Mix and productivity driving margin expansion above model ~ 1.65 Market performance impacting pension expense ~ 0.50 2010 EPS Roadmap Note: 2006 EPS reflects the adoption of amendments to ASC 260, “ Earnings Per Share” 2007 – 2009 Performance $6.05 $10.01 ~$1.20

Operating / Non-Operating Financial Reporting Acquisition-related charges Retirement-related items

Classification of Acquisition-Related Charges Excluding acquisition-related charges from operating earnings: Amortization of purchased intangibles Acquisition-related charges In-process research and development Deal costs & related expenses Tax plan changes Amortization of purchased intangibles (0.5) In Process R&D 0.0 Deal cost & related expenses (0.03) Total Pre-Tax Non-Operating (expense)/income (0.5) * Includes closed acquisitions as of April 1, 2010 Tax Plan Changes (0.1) IBM Acquisition-Related Charges* ($B) 2010E Moving to Operating Earnings (Non-GAAP) objectives for 2015 Roadmap

Valuation - Measuring and Managing the Value of Companies by Tim Koller, Marc Goedhart and David Wessels “retirement provisions can lead to serious distortions in operating performance. Thus, we reorganize into operating and non-operating items.” Classification of Retirement-Related Items

Amortization of prior service cost Service and defined contribution cost * Includes defined benefit, defined contribution and other postretirement benefit plans Operating “To determine the portion of pension expense that is compensation (and hence operating), we combine service cost and amortization of prior service cost” Pre-Tax Operating (expense)/income IBM Postretirement Benefit Plans* ($B) Valuation - Measuring and Managing the Value of Companies by Tim Koller, Marc Goedhart and David Wessels “retirement provisions can lead to serious distortions in operating performance. Thus, we reorganize into operating and non-operating items.” 0.2 (2.1) (1.9) 2010E Classification of Retirement-Related Items

Interest cost (4.9) Expected return on plan assets 6.6 Recognized net actuarial (losses)/gains (1.2) Amortization of prior service cost Curtailments/Settlements/Other Pre-Tax Non-Operating (expense)/income 0.4 Service and defined contribution cost * Includes defined benefit, defined contribution and other postretirement benefit plans Classification of Retirement-Related Items (0.2) Non-Operating “The remaining items, interest cost and plan returns are related to the relative performance of the plan assets, not the operations of the business ” Operating “To determine the portion of pension expense that is compensation (and hence operating), we combine service cost and amortization of prior service cost” Total net periodic (expense)/income (1.5) Pre-Tax Operating (expense)/income Valuation - Measuring and Managing the Value of Companies by Tim Koller, Marc Goedhart and David Wessels “retirement provisions can lead to serious distortions in operating performance. Thus, we reorganizeinto operating and non-operating items.” 0.2 (2.1) (1.9) IBM Postretirement Benefit Plans* ($B) 2010E

Presentation of Retirement-Related Items Defined Benefit Plans: Proposed Amendments to IAS 19 IASB Exposure Draft April 29, 2010 Financing Net Interest Cost Interest Cost Non-Operating Plan Amendments and Curtailments Amortization of Plan Amendments Settlements Recognized actuarial (losses)/gains Net Return on Plan Assets Defined Contribution Cost Service Cost IASB Exposure Draft Curtailments/ Settlements/Other Amortized actuarial (losses)/gains Expected Return on Plan Assets Other Comprehensive Income Defined Contribution Cost Operating Service Cost Operating IBM Operating Earnings “These proposals make it easier for users of an entity’s financial statements to understand how defined benefit plans affect the entity’s financial position and financial performance, and how they may affect its future cash flows.” International Accounting Standards Board

Retirement-Related Cash Drivers ($B) Pre-Tax Retirement-Related (Cost) / Income ($B) ($1.9) ($2.0) ($2.0) ($2.0) ($1.9) ($1.9) ($2.1) Projection based on YE 2009 assumptions Operating – I&E YE’09 Assumptions 2010 2011 2012+ WW ROA 7% 7% 7% WW Discount Rate 5.2% 5.2% 5.2% ($1.9) ($2.0) ($2.0) ($2.0) ($1.9) ($1.9) ($2.1) Retirement-Related Charges 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015

Retirement-Related Cash Drivers ($B) ($1.7) ($1.7) ($1.6) ($1.3) ($1.7) ($1.7) ($1.3) Pre-Tax Retirement-Related (Cost) / Income ($B) $0.1 $0.4 $0.5 ($0.3) ($0.9) ($0.6) ($0.3) ~$4B range Downside Upside Projection based on YE 2009 assumptions Operating – I&E Non-Operating – I&E Worldwide ROA 2010 2011 2012+ YE’09 Assumptions 7% 7% 7% Upside Case 14% 14% 7% Downside Case 0% 0% 7% Retirement-Related Charges ($1.9) ($2.0) ($2.0) ($2.0) ($1.9) ($1.9) ($2.1) ($1.9) ($2.0) ($2.0) ($2.0) ($1.9) ($1.9) ($2.1) 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015

Moving to operating earnings (Non-GAAP) objectives for 2015 Roadmap Separate operating & non-operating elements of retirement-related expense Exclude amortization of purchased intangibles and acquisition-related charges No change to balance sheet and free cash flow IBM GAAP EPS $11.20 + Acquisition-Related Charges * $0.32 Amortization of Purchased Intangibles $0.25 Other Acquisition-Related Charges $0.07 Non-Operating Retirement-Related Expense ($0.17) IBM Operating EPS (Non-GAAP) $11.35 + * Includes acquisitions closed by April 1, 2010 2010 Estimate Financial Reporting

Provides better transparency to operational results and pension plan performance Improves visibility to management decisions and operational effects Enables comparison to peers Allows for long term view of business Merits of Operating Earnings Implementation Schedule Earnings presentation to address operating earnings in addition to GAAP reporting Starting 1Q’11 Earnings Introduce 2011 guidance on an operating earnings basis January 2011 Provide historic information on IBM and segment level operating profit 3Q’10 Provide supplemental information on IBM current period operating earnings 2Q’10 Earnings Financial Reporting Operating Earnings will reflect the operational performance of the Business

2015 EPS Roadmap

Base Revenue Growth Operating Leverage Future Acquisitions Share Repurchase Non-Operating Retirement- Related Costs Revenue Mix Key Financial Drivers of Long-Term EPS Growth Acquisition-Related Costs Operating Earnings (Non-GAAP) Non-Operating Growth Initiatives 2015 Roadmap Assumes stable tax range: 26.0 – 26.5% (GAAP) 25.5% (Operating)

IBM Investor Briefing

Base Revenue Growth

IBM

Roadmap leverages the transformation of our base business


~1.45
Base Revenue Growth
At Least
$11.35
2015
Operating EPS


+3% CGR
(3-4% w/o Divestitures and Currency)
$89
(~3pts)
~1pts
~2pts
~2pts
$104
$96
2003
Divested
Key Acquisitions
Currency
Base Growth
2008
2009

- Divested ~$12B of annual revenue from commoditized businesses
- +1 pt of revenue growth from key acquisitions
- Portfolio shifted to higher growth businesses

Base growth at 2% with constant mix and margin drives ~$1.45 of EPS in 2015

© 2010 International Business Machines Corporation

34

IBM Investor Briefing

Revenue Mix

IBM

Roadmap leverages the mix to higher growth geographies and brands


~0.70
~1.45
Revenue Mix
Base Revenue Growth
At Least
$11.35
2015
Operating EPS

Geography


'03-08
Base
Growth*
Growth Markets
Major Markets
12%**
18%
~10%
~1%
2003
2008

Brands

- Distributed Middleware
- System p & Storage
- Systems Integration
- Business Transformation Outsourcing


'03-08
Base
Growth*
17%**
23%
~8%
~1%
2003
2008

Revenue shift provides +1 pt of annual growth and ~$0.70 of EPS in 2015

© 2010 International Business Machines Corporation

* Base Growth excludes Divestitures, Key Acquisitions and Currency

** Revenue mix percentages exclude divestitures (PCD, Printers)

Revenue Mix 2003 2015 Growth Markets continue to grow at least 8 pts faster than major markets and contribute to the 1 pt of revenue mix 2009 12% 16% 17% 18% 19% >25% Percentage of IBM Geographic Revenue* 2015 Operating EPS ~1.45 At Least $11.35 Base Revenue Growth ~0.70 Revenue Mix 2006 * Revenue mix percentages exclude divestitures (PCD, Printers) 2007 2008

Revenue Mix 2009* 2015 Distributed Middleware Host / OS / Other 2003 IBM’s software content continues to grow and mix towards faster growing Distributed Middleware .... 2015 Operating EPS ~1.45 At Least $11.35 Base Revenue Growth ~0.70 Revenue Mix Software Revenue Mix 28% 42% 60% Distributed Middleware will continue to outpace the rest of the Segment, growing to 60% of Software by 2015 * Excludes PLM divestiture

Focus future acquisition investments of ~$20B in key growth areas that leverage IBM’s global reach & scale Scalable intellectual property Key to solutions offerings Drive synergies through global distribution Forward Looking Revenue Growth Estimates Forward Looking PTI Margin Estimates -20% 27% 23% 18% 11% PTI Margin Margin excl. Amortization of Intangibles and Acquisition-related charges Future Acquisitions 2015 Operating EPS At Least $11.35 Base Revenue Growth Revenue Mix Acquisitions Based on investment profile, acquisitions contribute ~$0.90 of EPS in 2015 ~0.90 ~0.70 ~1.45 20% 30% 10% 10% 10% 0% 15% 30% 45% Yr1 Yr2 Yr3 Yr4 Yr5 Revenue Yr/Yr% 2% 2% 20% 15% 10% -20% -10% 0% 10% 20% 30% Yr1 Yr2 Yr3 Yr4 Yr5 PTI Margin

IBM Investor Briefing

Growth Initiatives

IBM

Key initiatives enable the continued shift to growth


~0.90
~0.70
~1.45
Acquisitions
Revenue Mix
Base Revenue Growth
At Least $11.35
2015
Operating EPS

Smarter Planet

Grows to ~$10B business by 2015

Over 300 recent client engagements illustrate reach

Growth Markets

- Grows to over 25% of IBM's revenue by 2015
- Contributes ~50% of IBM's growth over the Roadmap


Smarter Planet
Growth Markets
Business Analytics
Cloud and Next Generation Data Center

Business Analytics

- Grows to ~$16B business by 2015
- Contributes ~20% of IBM's growth over the Roadmap

Cloud

Contributes ~$3B of net growth by 2015

Building new compute models to enable delivery of high value IT-based services

© 2010 International Business Machines Corporation

39

IBM Investor Briefing

Growth Initiatives

IBM

Our four growth initiatives deliver ~$20B of revenue growth over the 2015 Roadmap


~0.90
~0.70
~1.45
Acquisitions
Revenue Mix
Base Revenue Growth
At Least $11.35
2015
Operating EPS


~$30B
~$17B
~$7B
~$6B
~$3B
~$50B
11-12% CGR
Smarter Planet
Growth Markets
Business Analytics
Cloud and Next Generation Data Center
2010 Revenue from Key Initiatives
Growth Markets
Smarter Planet
Business Analytics
Cloud Computing
2015 Revenue from Key Initiatives

© 2010 International Business Machines Corporation

40

IBM Investor Briefing

Revenue Growth

IBM


~0.90
~0.70
~1.45
Acquisitions
Revenue Mix
Base Revenue Growth
At Least
$11.35
2015
Operating EPS

Roadmap Model assumes ~5% revenue growth


5% Revenue Growth
2 pts
1 pt
2 pts
Base Growth
Revenue Mix
Acquisitions
2015 Roadmap

- Base business mixing to higher growth segments
- ~$20B of acquisition investment through 2015
- Full execution on growth initiatives enables revenue growth over 5%

© 2010 International Business Machines Corporation

41

IBM Investor Briefing

Operating Leverage

IBM expands margins in 2015 Roadmap through a continuation of our shift to higher value


~0.75
~0.90
~0.70
~1.45
Margin Mix
Acquisitions
Revenue Mix
Base Revenue Growth
At Least $11.35
2015 Operating EPS

*% of Operating Segments Profit**


27%
38%
35%
43%
41%
16%
~49%
~38%
~13%
2000**
2009
2015
Hardware/Financing
Services
Software

* Sum of operating segment pre-tax income not equal to IBM operating pre-tax income

** Stock-based compensation expense was not recorded at the segment level and excludes Enterprise Investments

Mixing toward our most profitable segment will drive ~$0.75 of EPS in 2015

© 2010 International Business Machines Corporation

42

IBM Investor Briefing

Operating Leverage

We are beginning the "Smarter" phase of our enterprise productivity


~2.05
Enterprise Productivity
~0.75
Margin Mix
~0.90
Acquisitions
~0.70
Revenue Mix
~1.45
Base Revenue Growth
At Least $11.35
2015 Operating EPS

2002

Sharing & partnering


ON DEMAND BUSINESS.
IN DEMAND PEOPLE.

- Consistent set of processes worldwide
- Leverage best practices
- Standardize and reduce waste
- Governance and performance discipline

2006

Globally integrating


The Globally Integrated Enterprise
Samuel J. Palmisano

- Right skills, right place, right cost
- Rationalize support functions for greater efficiency
- Radically simplify processes

2010

Making things smarter

- Instrumented, intelligent, interconnected
- Enable growth
- Optimize the whole system

© 2010 International Business Machines Corporation

43

IBM **Investor** Briefing

Operating Leverage

Applying transformation principles to IBM's $78B spending base drives $8B of enterprise productivity savings


~2.05
Enterprise Productivity
~0.75
Margin Mix
~0.90
Acquisitions
~0.70
Revenue Mix
~1.45
Base Revenue Growth
At Least $11.35
2015
Operating EPS


Integrated Operations
~$3B
End-to-end Process Improvement
~$3B
Shared Services
~$2B

- Continuous improvement leveraging analytics
- Locate work to where it best can be performed
- Focus integrated operations on high value advisory activities

$8B of gross spend savings with almost half yielded to the bottom line drives ~$2.05 of EPS in 2015

© 2010 International Business Machines Corporation

44

IBM Investor Briefing

Uses of Cash / Free Cash Flow

IBM


~2.80
Share Repurchase
~2.05
Enterprise Productivity
~0.75
Margin Mix
~0.90
Acquisitions
~0.70
Revenue Mix
~1.45
Base Revenue Growth
At Least $11.35
2015
Operating EPS

IBM generates about $100B in free cash flow and creates over $40B of financial flexibility by 2015

Free Cash Flow*

Continued free cash flow growth

Cash realization over 100%


~$100B
$25
$10
2010
2011
2012
2013
2014
2015

* Excluding GF Receivables

Primary Uses of Cash


Share Repurchase
~50B
Capital
~25B
Dividends
~20B
~20B
Acquisitions

Substantial Flexibility

Model continues to build cash

Balance sheet and cash flow provide for additional debt capacity

~$50B of share repurchase contributes ~$2.80 of EPS in 2015

© 2010 International Business Machines Corporation

45

At Least $11.35 Base Revenue Growth Acquisitions ~0.90 Margin Mix 2015 Operating EPS Enterprise Productivity ~2.05 Share Repurchase ~2.80 Revenue Mix ~0.70 ~1.45 ~0.75 Dividend and share repurchase program provides compelling returns Average Annual Dividends + Share Repurchases (2007-09) Market Capitalization on May 17, 2007 Source: Capital IQ. Calendar year basis IBM Dow 30 Companies* * Excludes Banks, Financial Services and Insurance 9.5% $161.9 $156.4 Market Capitalization ($B) $126.27 $105.31 Stock Price ($/share) 8.9% 7.8% Roadmap Indicated Return 9.5% Actual Cash Returned 2007-09 $4 $2 Dividend $10 $10 Share Repurchase ~$14 ~$12 Annual Average Return ($B) 2015 Roadmap As of May 10, 2010 2010 Roadmap As of May 17, 2007 Roadmap Guidance Dividend and Share Repurchase

IBM Investor Briefing

2015 Roadmap

IBM


Base Revenue Growth ~2%
Shift to Faster Growing Business Mix Provides ~1% Revenue Growth
~$20B of Acquisition Spend Provides ~2% Revenue Growth
Future Acquisitions
Base Revenue Growth
Revenue Mix
~$0.90
~$0.70
~$1.45
At Least $11.35
Revenue Growth
2010 Operating EPS*

© 2010 International Business Machines Corporation

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense

IBM Investor Briefing

2015 Roadmap

IBM


Base Revenue Growth ~2%
Shift to Faster Growing Business Mix Provides ~1% Revenue Growth
~$20B of Acquisition Spend Provides ~2% Revenue Growth
Enterprise Productivity Yields Margin Expansion
Shift to a Higher Value Portfolio Continues to Provide Leverage
At Least $11.35
Base Revenue Growth
~$1.45
Revenue Mix
~$0.70
Future Acquisitions
~$0.90
Revenue Growth
Enterprise Productivity
~$2.05
Margin Mix
~$0.75
Operating Leverage
2010 Operating EPS*

© 2010 International Business Machines Corporation

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense

IBM Investor Briefing

2015 Roadmap

IBM


Base Revenue Growth ~2%
Shift to Faster Growing Business Mix Provides ~1% Revenue Growth
~$20B of Acquisition Spend Provides ~2% Revenue Growth
Enterprise Productivity Yields Margin Expansion
Shift to a Higher Value Portfolio Continues to Provide Leverage
~$50B Returned Through Share Repurchase
12% CAGR
At Least $11.35
Base Revenue Growth
~$1.45
Revenue Mix
~$0.70
Future Acquisitions
~$0.90
Revenue Growth
Enterprise Productivity
~$2.05
Margin Mix
~$0.75
Operating Leverage
Shares
~$2.80
At Least $20
2010 Operating EPS*
2015 Operating EPS*

© 2010 International Business Machines Corporation

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense

IBM **Investor** Briefing

2015 Roadmap

IBM

Model supports balanced EPS performance from revenue, margin and share repurchase


~3.05
Revenue Growth of ~5%
~2.80
Operating Leverage
~2.80
Share Repurchase
12% CAGR
At Least $20
~$2.80
Margin Mix
~$0.75
Enterprise Productivity
~$2.05
Future Acquisitions
~$0.90
Revenue Mix
~$0.70
Base Revenue Growth
~$1.45
At Least $11.35
2010 Operating EPS*
Revenue
Margin
Shares
2015 Operating EPS*

© 2010 International Business Machines Corporation

* Non-GAAP: Excludes acquisition-related charges and non-operating retirement-related expense

50

2015 Roadmap 2015 Operating EPS Revenue Growth ~3.05 ~2.80 ~2.80 At Least $11.35 IBM Model supports the Roadmap base and provides opportunity for upside At Least $20 Operating Leverage Share Repurchase Full execution on growth initiatives objectives Full benefit of $8B in enterprise productivity savings to the bottom line Cash generation and capital structure +1 to 2% Additional Revenue Growth +$4B Profit +$40B Financial Flexibility

Hardware / Financing Services Software Sum of external segment pre-tax income not equal to IBM pre-tax income * Non-GAAP: Excludes Acquisition-related charges and non-operating retirement-related expense Operating PTI / EPS * Segment Operating PTI$ 2000 & 2001 segments not restated for stock based compensation IBM Transformation Software contributes nearly half of our segment profit Growth initiatives deliver $20B in revenue growth Growth markets revenue exceeds 25% of IBM’s total Enterprise productivity delivers another $8B in gross savings IBM generates $100B in free cash flow, returning 70% to shareholders Next Generation Roadmap Operating EPS At Least $20'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10e '11e '12e '13e '14e '15e

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

[LOGO]

Global Sales and Distribution Ginni Rometty Senior Vice President, Global Sales & Distribution Bruno Di Leo General Manager, Growth Markets Unit

 Objectives Drive Profitable Revenue Growth in 170 Global Markets Identify and Target Strategic Growth Initiatives Build Industry’s Pre-eminent Sales Force Based on Industry Skills Build Ecosystem of Partners, Influencers and Policy Makers Key Growth Strategies Smarter Planet Growth Markets Business Analytics Cloud Computing Sales and Distribution Enable Revenue Growth of at Least 5% in the 2015 Roadmap Through Key Growth Strategies

Investments Opportunity for Growth Repeatable asset-based solutions Specialized industry skills Research Analytics centers Workload-optimized Systems Cloud Computing Accelerated Growth in Priority Industries Client productivity Client Growth Agendas Margin Growth via Repeatable Industry Frameworks Expect Revenue to reach $10 billion by 2015 – 25% CAGR Smarter Planet

IBM Investor Briefing

New Normal – Driving Productivity and Growth

Industry	Market CGR*	Productivity	Growth
Healthcare	5.4%	Administration	Collaborative Care
Oil and Gas	4.2%	Oil recovery rates	Biofuels
Energy and Utilities	4.4%	Outages	Electric Vehicles
Transportation	3.9%	Gridlock	Dynamic Tolling
Telecommunications	4.6%	Single Customer View	Mobile Broadband
Retail	4.0%	Food waste	Farm-to-fork
Banking	4.3%	Risk Management	X-sell/Upsell
Government	4.0%	Crime Management	Smarter Cities
Electronics	3.5%	Development Cycle Time	Embedded Electronics

© 2010 International Business Machines Corporation

** CGR 2009 through 2015, Source IBM Market Intelligence*

Client Value Industry Thought Leadership/Business Consulting Cloud Computing R&D Workload Optimized Systems Analytics Coalition/ Standards Industry Frameworks/Software What Distinguishes IBM

Analytics-Based Clinical Decision Support Cloud-Based Delivery System Collaborative Care Electronic Patient Records Healthcare

IBM Investor Briefing

What Distinguishes IBM in Healthcare


GBS - Electronic Medical Records
Healthlink
60 MDs
GBS- Medical Home
ISS Data Security Services
Industry Thought Leadership/Business Consulting
Policy for 10 healthcare networks
Collaborative Care Cloud
Cloud EHR Services
Patient Centered Primary Care Collaborative
Cloud Computing
Coalition/ Standards
Public Health Cloud
Medical Archive
Healthcare Solutions Lab
Client Value
BlueBioU
IBM Health Information Exchange
Workload Optimized Systems
R&D
DNA Transistor
Blue Gene
Industry Frameworks/ Software
Analytics
Lotus -Clinician/Patient Portal
Lab-on-a-chip
Health Integration Framework
600 Patents
ILOG- Patient Monitoring
Cognos- Medical Records Analytics
Initiate Systems
Medical Imaging Informatics Innovation Center

Client Value Industry Thought Leadership/Business Consulting Cloud Computing R&D Workload Optimized Systems Analytics Coalition/ Standards Industry Frameworks/ Software Health Integration Framework/28 Software Assets Health Analytics Solutions Center – 100 Specialists Power7 for Medical Analytics 600 Patents Cloud EHR Services, Medical Image Cloud Policy Advisor to 10 US State Medical Home Initiatives 4,000 Healthcare Industry Experts What Distinguishes IBM in Healthcare

Healthcare Health Integration Framework Electronic Medical Records (Initiate) Data Security Services (ISS) Clinician/ Patient Portal (Lotus) Medical Records Analytics (Cognos) Cloud EHR Services Patient Monitoring (ILOG) Medical Home (GBS) Smarter Planet Solution Progression Patient/Medical Records Health Information Ex Collaborative Care Client Examples

Supply Chain Optimization Integration of Supply and Demand Systems Advanced Sensor & Analytics Solutions Web 2.0 Retailing Retail

IBM Investor Briefing

What Distinguishes IBM in Retail


Client Value
Industry Thought Leadership/Business Consulting
Coalition/ Standards
R&D
Analytics
Industry Frameworks/ Software
Workload Optimized Systems
Cloud Computing
GBS-SCM Consulting
Corporate Brand and Reputation Analysis
RFID & Tracking Policy
The Supply Chain Council
ARTS
Auto ID Coalition
GS1
700 Patents
Speech Recognition
RFID Clipped Tag Technology
Customer Analytics & Market Basket Analysis
Cognos-Merchandising Analytics
Store/ Multi-channel Workbench & Analytics
ILOG Distribution Center Optimization
GBS / Websphere Multi-channel Order Mgmt
Websphere-Web 2.0 Retail
SPSS - Market Basket Analysis
Retail Integration Framework
IBM Retail Data Warehouse
Security and Compliance Management
Governments engaged with food tracking
Demand Driven Analytics on cloud
GBS/Cognos - Retail Single View of Customer

Client Value Industry Thought Leadership/Business Consulting Cloud Computing R&D Workload Optimized Systems Analytics Coalition/ Standards Industry Frameworks/ Software Retail Industry Framework/40 Software Assets 150 Retail Analytics Specialists Power7 for Retail Analytics 700 Patents Analytics Cloud Leader in Every Major Standards Coalition from Barcode to RFID 1500 Retail Industry Experts What Distinguishes IBM in Retail

Retail Supply Chain Optimization Integrated Demand/Supply Systems Smarter Shopping Experience Retail Integration Framework SCM Consulting (GBS) Distribution Center Optimization (ILOG) Market Basket Analysis (SPSS) Merchandizing Analytics (Cognos) Single View of Customers (GBS, Cognos) Multi-channel Order Mgmt. (GBS, Websphere) Web 2.0 Retail (Websphere) Smarter Planet Solution Progression Client Examples

Smarter Planet Engagements 430+ References

IBM Investor Briefing

Smarter Planet Engagements

Industry	References	Framework	Partners
Electronics	34	Product Development Integration Framework	SIEMENS, cadence, DASSAULT SYSTEMES, PROSTEP, SAP
Banking	41	Banking Industry Framework	MISYS, SWORD, Experian, SUNGARD, Clear2Pay
Oil & Gas	7	Integrated Information Framework	ABB, belsim s.a., SISCO
Energy & Utilities	35	Solution Architecture for Energy & Utilities	AREVA, POWERSENSE, Itron
Telecommunications	18	Service Provider Delivery Environment	BROADSOFT, Vidya, TXT e-solutions, COMVERSE, CTI GROUP
Government	65	Network Centric Operations Framework	EIM, virtualagility, The National Center, BAE SYSTEMS, ESRI
Transportation	39	Government Industry Framework	ETC, OCTOPUS, NAVTEQ, msi
Healthcare	57	Health Integration Framework	CORTICON, Fusion, CERNER
Retail	30	Retail Integration Framework	iP, SANDERSON, PCMS, Polaris Retail Infotech Limited

© 2010 International Business Machines Corporation

IBM Investor Briefing

IBM

Smarter Cities Engagements


Swedish Road Administration
Malta Smart Grid/Water
Eindhoven Traffic
Edmonton Public Safety
NYC Department Of Homeless
Shenyang Intelligent City
Singapore LandTransport Authority
Albuquerque City Government
Sao Paulo Controlar
Stockholm
Dublin
Singapore
Brisbane
New York
Syracuse
Santa Barbara
St. Louis
Chicago
Endesa S.A.
Parma
Controlar S.A.
Albuquerque
Southwest One
Sao Paulo
Malta
Nettuno
BH City
Gemeente Rotterdam
Austin
Venice
Eindhoven
MVV Energie AG
Edmonton
New York City
Shenyang
Yantai
Santos
Estado de Jalisco
Madrid
Chicago
Vagverket
Sacramento
Singapore
Corpus Christi
Queensland Motorways

© 2010 International Business Machines Corporation

4. Kolkata 8. Buenos Aires 19. New York 3. Beijing 6. Seoul 5. New Delhi 13. Karachi 1. Mexico City 16. Tokyo 2. Mumbai 3. Shanghai 20. Bangkok 17. Wuhan 7. Sao Paulo 6. Beijing 18. London 14. Jakarta 12. Istanbul 9. Moscow Source: United Nations 15. Guangzhou 10. Seoul 11. Chongqing 17 of 20 Largest Cities are in the Growth Markets

Russia The opportunity for Growth is significant 5.9 billion $6.3 trillion 87% of the world's population Real GDP growth 2009 to 2015 Over 55% of World GDP growth 100 million The number of people moving to urban cities every year, equivalent to 10 NYC's Source: Demographic Data, United Nations, GDP Data, IBM Finance, Chief Economist, 04/10, IT Market Data, IBM Market Insights Market View (04/10) at CC Real GDP Growth ‘09-'15 Served IT Growth ‘09-'15 Served IT as % of Real GDP ‘09 Growth Markets Major Markets Growth Markets Major Markets Growth Markets Major Markets 2% 5% 3% 8% 2.4% 0.7%

Global Sales and Distribution Bruno Di Leo General Manager Growth Markets Unit

Russia Latin America Australia / New Zealand ASEAN Greater China Group South Korea Central & Eastern Europe India / South Asia Middle East & Africa IBM in Growth Markets: over 140 countries

Positioned for Growth Revenue growth outpacing Major Markets by at least 8 pts Growing faster than market Increased at least 1 pt per year as a share of total IBM revenue Significant investments that differentiate IBM Significant investments in growth beyond BRIC’s IBM in Growth Markets

Russia Research Lab Cloud Computing Center Brazil South Africa India China Romania Poland Australia Vietnam Philippines Global Delivery Center Argentina Hungary Egypt Czech Republic Slovakia Turkey Innovation Center Morocco Mexico South Korea Malaysia Singapore Software & Hardware Lab Rail Telecommunications Health Energy Finance Retail Natural Resources The Globally Integrated Enterprise IBM differentiation through investments

Russia Australia Brazil Chile Mexico Saudi Arabia South Africa China Vietnam South Korea Czech Republic Poland UAE Thailand Philippines Indonesia Singapore Malaysia India Taiwan 20 countries selected for broad investments in growth IT Market Size & Growth IT as a % of GDP Macro-economic Business Environment Political Environment Human Capital Physical Infrastructure Economic Recovery Government Effectiveness Selection Criteria

IBM Growth Markets strategies Market Expansion Prioritized 20 Countries Expanding beyond major cities IT Infrastructure Development High-end Systems Software solutions Large Services Projects Industry Leadership Investing in skills Leading in key industries Creating new IT markets

Shanghai Beijing Guangzhou Harbin Changchu Shengyang Tianjin Jinan Urumqi Xian Chengdu Chongqing Kunming Nanning Shenzhen Xiamen Fuzhou Ningbo Nanchang Wuhan Taiyuan Shijiazhuang Jinan ZhenZhou 2000 3 Branch Offices 2010 28 Branch Offices Shanghai Beijing Guangzhou Expanding to 70 Branch Offices by 2015 Market Expansion China Population 1.3B Real GDP (2009) $3.7T Real GDP Growth (2009-2015) 8.5% Served IT Market (2009) $19B Served IT Growth (2009 – 2015) 12.0% 2009 Served IT spending outside major cities 80% Source: GDP Data, IBM Finance, Chief Economist, 04/10, IT Market Data, IBM Market Insights Market View (04/10) at CC, IT City Data, IBM Market Insights City Opportunity (03/10) at CC

Delhi Mumbai Bangalore Delhi Mumbai Bangalore Ludhiana / Chandigarh Ahmedabad Lucknow Bhuvaneshwar Kolkata Cochin Chennai Pune Hyderabad Market Expansion India 2000 3 Branch Offices 2010 12 Branch Offices Expanding to 48 Branch Offices by 2015 Population 1.1B Real GDP (2009) $1.1T Real GDP Growth (2009-2015) 7.1% Served IT Market (2009) $7B Served IT Growth (2009 – 2015) 13.6% 2009 Served IT spending outside major cities 62% Source: GDP Data, IBM Finance, Chief Economist, 04/10, IT Market Data, IBM Market Insights Market View (04/10) at CC, IT City Data, IBM Market Insights City Opportunity (03/10) at CC

Market Expansion Brazil 2010 23 Branch Offices Expanding to 43 Branch Offices by 2015 Population 192M Real GDP (2009) $1.2T Real GDP Growth (2009-2015) 4.5% Served IT Market (2009) $15B Served IT Growth (2009 – 2015) 7.6% 2009 Served IT spending outside major cities 60% Brasilia Sao Paulo Porto Alegre 2000 9 Branch Offices Curitiba Rio de Janeiro Belo Horizonte Recife Salvador Fortaleza Sao Paulo Porto Aegre Curitiba Rio de Janeiro Belo Horizonte Recife Salvador Brasilia Fortaleza Belem Vitoria Campinas Uberlandia Sao Jose do Rio Preto Ribeirao Preto Goiania Guarulhos Barueri ABC Londrina Joinville Caxias do Sul Florianopolis Source: GDP Data, IBM Finance, Chief Economist, 04/10, IT Market Data, IBM Market Insights Market View (04/10) at CC, IT City Data, IBM Market Insights City Opportunity (03/10) at CC

Manila Hanoi Bangkok Kuala Lumpur Singapore Jakarta Manila Hanoi Bangkok Kuala Lumpur Singapore Jakarta Surabaya Medan Penang Kuching Danang Ho Chi Minh Chiang Mai Calamba Cebu Makassar Johor Market Expansion ASEAN 2000 6 Branch Offices 2010 18 Branch Offices Population 589M Real GDP (2009) 1.2T$ Real GDP Growth (2009-2015) 5.3% Served IT Market (2009) $9B Served IT Growth (2009 – 2015) 6.5% 2009 Served IT spending outside major cities 55% Expanding to 32 Branch Offices by 2015 Source: GDP Data, IBM Finance, Chief Economist, 04/10, IT Market Data, IBM Market Insights Market View (04/10) at CC, IT City Data, IBM Market Insights City Opportunity (03/10) at CC

Cape Town Durban Johannesburg Cairo Dubai Karachi Casablanca Tunis Lahore Islamabad Cape Town Durban Johannesburg Luanda Lagos Accra Dakar Cairo Dar Es Salaam Nairobi Karachi Dubai Abu Dhabi Doha Riyadh Algiers Casablanca Tunis Rabat Tripoli Lahore Islamabad Market Expansion 2010 23 Branch Offices Expanding to 40 Branch Offices by 2015 Africa & Middle East Population 1.3B Real GDP (2009) $2.0T Real GDP Growth (2009-2015) 3.3% Served IT Market (2009) $12B Served IT Growth (2009 – 2015) 7.4% 2009 Served IT spending outside major cities 64% 2000 10 Branch Offices Source: GDP Data, IBM Finance, Chief Economist, 04/10, IT Market Data, IBM Market Insights Market View (04/10) at CC, IT City Data, IBM Market Insights City Opportunity (03/10) at CC

Russia Build-out of IT infrastructure in support of economic growth IT Infrastructure Development Brazil High-end systems and software in support of Business Analytics Namibia 1st mainframe in Namibia to localize core banking for 400K customers Slovenia Electronic patient health & insurance records Optimization of IT infrastructure for freight & passenger management China First large services project for gas distribution South Korea processing for 11 banks, 2.6M merchants, 40M cardholders Thailand Centralized, web-accessible health information system 45% 63% UNIX Servers 65% 75% High-end Systems China Brazil IBM Market Share Market Share Source: IDC WW Tracker 4Q 2009

Banking Transportation & Rail Energy & Utilities Healthcare Natural Resources Industry Leadership Client value through focused Industry leadership

IBM solutions for the Smarter Planet Operations Asset Management Health & Safety & Environment Market Opportunity Why IBM Natural Resources: Australia & Brazil 85% of proven oil reserves 92% of proven gas reserves 7 of 8 top mining countries Western Australia Chevron, Woodside and Inpex investing >$100B in LNG exploration BHPB investing $3B in Iron Ore Brazil Petrobras investing $45B in 2010 for exploration of its PreSalt reserves Vale investing $10B in mine expansion Examples of client value delivered Industry Leadership

Delivering Growth IBM Roadmap to 2015 Investments that differentiate IBM Significant investments in growth strategies beyond BRICs Prioritized 20 countries Expanding beyond major cities Market Expansion High-end Systems Software Solutions Large Services Projects IT Infrastructure Development Investing in skills Leading in Key Industries Creating new IT markets Industry Leadership Revenue growth will continue to outpace Major Markets by at least 8pts Growth faster than market Increase at least 1pt per year as a share of total IBM revenue Significant investments that differentiate IBM Significant investments in growth beyond BRIC’s Growth Markets Summary

Shanghai, June 2-3, 2010 500 C-level Clients, Influencers, Business Partners 25 Countries SmarterCities event in Growth Markets

 Profitable Revenue Growth by Delivering New Client Value Solution Sales Based on Repeatable Industry Frameworks Growth Markets Expansion Sales and Distribution Summary Enable Revenue Growth of at Least 5% in the 2015 Roadmap Through Key Growth Strategies

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

[LOGO]

Software Steve Mills Senior Vice President & Group Executive Software Group

GAAP View Software Performance 21% Margin 2000 27% Margin 2006 2009 6 pts 34% Margin 7 pts $2.8B $5.5B $8.1B Pre-Tax Income 2000 2006 2009 + $5.6B $12.6B $18.2B Revenue $21.4B + $3.2B ’06–’09 CGR 14% ’00–’06 CGR 12% A Decade of Growth Grew revenue 1.7X and profit 2.9X expanding margins 13 points #1 Middleware Market Leader * Increased Key Branded Middleware from 38% to 59% of Software revenues Acquired 60+ companies Increased number of development labs globally from 15 to 42 2010 Roadmap Performance Segment PTI Growth Model 12% - 15% Grew PTI to $8B at a 14% CGR Expanded PTI Margin by 7 points Launched high growth initiatives Smarter Planet solutions Business Analytics & Optimization * Source: IBM Market Insights 04/20/10

Software Will Help Deliver IBM’s 2015 Roadmap Base Revenue Growth Growth Initiatives Future Acquisitions Operating Leverage Portfolio Mix Operating pre-tax income long-term growth model: 12% to 15% Positioned to contribute 49% of IBM profit in 2015 IBM Roadmap to 2015 Accelerate shift to higher value middleware business Invest for growth Developer population = 33K Extend Global Reach 42 global development labs with skills in 31 countries 1/3rd of middleware sales force in growth markets Leverage broader IBM Continue to drive growth and share gain Capitalize on market opportunity * Middleware opportunity growth of 5% CGR High growth products growing 2X faster than rest of middleware Growth markets growing 2X faster than major markets BAO opportunity growth of 7% Acquisitions to extend capabilities and enhance portfolio Align investments to higher growth areas 70% of investment directed to high growth products * Source: IBM Market Insights 04/20/10

Service Management DECISION MAKING Information Agenda Real-time Analytics BUSINESS PROCESS & SOA Integration Optimization HUMAN CAPITAL MGMT Collaboration Knowledge Capture IBM Software Strategy Software & Systems Lifecycle Management

Tivoli WebSphere Rational Information Management Lotus Information Integration Data Management Content Management Security Management Service Management Asset Management Connectivity Integration Application Infrastructure Business Process Management e-mail, Messaging Productivity and Automation Query, Reporting, Scorecards, Dashboards Social Software Software and Systems Delivery Solutions Service Oriented Architecture ( SOA ) Next Generation Collaboration Service Management Software & Systems Lifecycle Mgmt Governance and Lifecycle Management Leveraging Our Portfolio to Deliver Solutions Cognos Financial Performance Management Business Analytics & Optimization Information On Demand ( IOD ) Business Analytics & Optimization Portal Collaboration

IBM Investor Briefing

IBM

Leveraging Our Acquisitions to Deliver Solutions


Rational
WebSphere
Information Management
Tivoli
Lotus
Cognos

Rational:
Rational
Information Labs
SystemCorp
BuildForge
*Watchfire**
*Telelogic AB**
*Ounce Labs**

WebSphere:
CrossWorlds
Holosofx
Gluecode
DataPower
Webify
*AptSoft**
*InfoDyne**
*ILOG**
*Lombardi**
*Cast Iron**

Tivoli:
Metamerge
TrelliSoft
Access360
Think Dynamics
Candle
Cyanea Systems
Isogon
Collation
CIMS Labs
Micromuse
Rembo
Ubiquity
MRO
*Vallent**
*Consul**
*Encentuate**
*FilesX**
*Intelliden**

Lotus:
Aptrix
PureEdge
Bowstreet
*WebDialogs**
*Net Integration Tech**
*Outblaze Ltd.**

Information Management / Cognos:
Informix
Tarian
CrossAccess
Green Pastures
Trigo
Alphablox
Venetica
SRD
*Solid**
*Cognos**
*Exeros**
Ascential
DWL
iPhrase
LAS
Unicorn
FileNet
*Data Mirror**
*Princeton**
*Guardium**
*Initiate**
*SPSS**

Note: Acquisitions since Jan 2001
*Acquisitions since Jan 2007

© 2010 International Business Machines Corporation

Source: IBM Market Insights 04/20/10; estimates @ cc; *CGR% = ’09 – ‘15 Increasing Investment in Higher Growth Segments 70% of R&D budget invested in higher growth segments Systems Management Relational Database Application & Integration Server Security Management Enterprise Content Management Business Analytics Master Data Management Information Integration Business Process Management ’09 – ’15 CGR Higher Growth Product Segments 10% 8% 7% 7% 6% 6% 5% 5% 5% 2010 Middleware Opportunity $125B, CGR = 5%* Higher Growth Middleware $ 77B 6% CGR* Rest of Middleware $ 48B 2% CGR*

Enablers for Growth Smarter Planet Solutions Thinking and acting in new ways Growth Markets Aligning Investments to Match Opportunity Business Analytics and Optimization Leveraging Information for Smarter Business Outcomes Cloud Computing & Next Generation Data Center Efficient, scalable workload optimization & service delivery

Business Analytics and Optimization 2009 IT Market Opportunity $ 910B, 4% CGR* Rest of IT $ 770B 4% CGR* Business Analytics & Optimization $ 140B 7% CGR* *Source: IBM Market Insights 4/20/2010 Hardware Software Services 2009 2015 5% CGR 6% CGR 7% CGR $ 75B $ 17B $ 48B $ 140B $ 116B $ 23B $ 66B $ 205B 2009 – 2015 CGR = 7% IBM BAO revenue projected to grow from $9B in 2009 to $16B in 2015

Making Investments to Meet Demand $11B investment acquiring 18 companies since 2005 Over 5,000 dedicated consultants today Optimized hardware and software offering IBM Smarter Analytics System System z versions, Power System, and System x. Largest math department in private industry

IBM Investor Briefing

IBM Business Analytics and Optimization Offerings

- IBM BAO Consulting Services
- IBM BAO IT Services

- IBM Cognos Cross-Industry Solutions
- IBM Entity Analytic Solutions

- IBM Cognos

- IBM SPSS
- IBM iLog

- IBM Filenet BPM
- IBM iLog


Business Analytics & Optimization Solutions
Financial Services
Public
Distribution
Industrial
Communications
Cross Industry
Business Analytics & Optimization Platform
Performance Management & Analysis
Predictive Analytics
Process Optimization
Trusted Information Platform
Information Integration & Master Data Management
Data Warehousing
Enterprise Content Management
Data Management
Workload Optimized Systems & Services

- IBM InfoSphere Information Server
- IBM InfoSphere MDM Server
- IBM Industry Data & Process Models
- IBM InfoSphere Traceability Server

- IBM DB2
- IBM solidDB
- IBM Optim
- IBM InfoSphere Warehouse
- IBM InfoSphere Streams
- IBM InfoSphere Mashup Hub

- IBM Filenet P8 ECM
- IBM Content Manager
- IBM eDiscovery
- IBM Records Management

- IBM Smart Analytics Systems

© 2010 International Business Machines Corpo

IBM Investor Briefing

Business Analytics Solutions


AlamedaSocialServices.org

Alameda County Social Services Agency

County data from six disparate state and county systems integrated into data warehouse within five months providing real time client and family views. Reduced investigators time for one case from 5 months to one minute.

Solution Components

- IBM Cognos 8 BI
- InfoSphere Entity Analytics Solutions
- DB2 Data Warehouse Edition
- InfoSphere Balanced Warehouse



Warabeya Nichiyo Co, Ltd

Consumer food products company engaged IBM to implement a complete production planning and business management system to give a clear picture of day-to-day operations in all its factories. System enables Warabeya to compare daily operations between factories strengthening efficiency and cost management.

Solution Components

- Cognos 8 BI
- WebSphere Application Server
- Lotus Notes
- Tivoli Storage Management
- System p, IBM Disk Storage
- IBM Global Services

© 2010 International Business Machines Corporation

Business Analytics Critical to Smarter Planet Solutions Business Analytics & Optimization $ 205B ’09 -’15 CGR = 7%* Business Analytics & Optimization 2015 Market Opportunity 2015 Smarter Planet Solutions Driven by Business Analytics New Intelligence Smart Work Green and Beyond Dynamic Infrastructure Managing Risk Smarter Products *Source: IBM Market Insights 4/20/2010

IBM Investor Briefing

Smarter Planet Solutions

Smarter Public Safety



New York Police Department

By integrating its siloed crime data systems, NYPD gets a more holistic view of information enabling it to redeploy resources in response to crime patterns and trends helping to resolve crimes and apprehend criminals more quickly.

Solution Components

- Cognos 8 BI
- IBM DB2
- IBM DB2 Warehouse Edition
- WebSphere Application Server
- Tivoli Storage Management
- System p
- IBM Global Services

Smarter Energy



Endesa S.A. (Spain)

Implemented an energy management system that enables consumers to better control usage. Consumers will be able to establish consumption protocols to minimize electricity use in peak periods. A 20% reduction in overall energy use is anticipated.

Solution Components

- Cognos 8 BI
- DB2, InfoSphere Warehouse
- WebSphere Application Server
- WebSphere Message Broker
- WebSphere Business Events
- Tivoli Netcool, Network Mgr
- IBM BladeCenter
- IBM Global Services

© 2010 International Business Machines Corporation

GAAP View Software - Leveraging Transformation for Growth 2000 27% Margin 2006 2009 39% Margin on Revenue Growth 6 pts 71% Margin on Revenue Growth 34% Margin 7 pts $2.8B $5.5B $8.1B Pre-Tax Income 2000 2006 2009 + $5.6B $12.6B $18.2B Revenue $21.4B + $3.2B ’06–’09 CGR 14% ’00–’06 CGR 12% Leverage Global Reach Acquisition Strategy R&D Efficiency Branded Middleware Growth Markets Investing in High Growth Businesses Annuity Base 21% Margin

Leveraging Development Efficiencies Reusable, flexible, common development components for reuse across software portfolio, e.g. WebSphere Application Server technology has been reused and/or bundled with 126 other product offerings DB2 technology has been reused and/or bundled with 175 other product offerings Ongoing relationship between Software Development teams and IBM Research to integrate first-of-a-kind project software into product portfolio Reduced development cycle time Software development skills located in 31 countries Expertise globally available for customer onsite assistance

Technical Centers Executive Briefing Centers Development Labs Tech Sales Personnel Lab Services Personnel Sales Specialist Personnel Geographic Coverage Drives Significant Leverage

 Software Summary 2000 2006 2009 $2.6B $5.7B $8.3B Operating Pre-tax Income 2015e +2X ~$17B Non GAAP View +1.4X +2.2X ’06–’09 CGR 13% ’00–’06 CGR 14% ’09–’15 CGR 12-15% Proven track record of profit growth Continued investments in high growth areas Positioned to contribute 49% of IBM’s profit by 2015

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

[LOGO]

Global Business Services Frank Kern Senior Vice President Global Business Services

Global Business Services: 2010 Roadmap Performance GBS PTI Growth 2006 - 2009 PTI growth of 50% PTI growth CAGR of 14% 4 points of margin expansion Performance Highlights Deployed Fourth-Generation Globally Integrated Capability Model Resources in Centers: >40% Increased asset / IP content in solutions Improved utilization 10 points GAAP View ($B) Historical PTI Performance $1.7 $2.1 $2.7 $2.6 10% 11% 13% 14% 2006 2007 2008 2009

GBS margin expansion Revenue Growth Pre-Tax Income Margin (@ constant currency) Quarterly Revenue Growth (@ constant currency) Expanded margins despite the economic slowdown and revenue declines – through productivity actions Revenue growth and margin expansion will contribute to operating pre-tax income growth going forward -8% 1% 9% 5% 2006 2007 2008 2009 -12% -10% -8% -6% -4% -2% 0% 2% 4% 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 14% 10% 11% 13% 2006 2007 2008 2009

Model Objectives – Gain Share and Expand Margin Align with IBM Growth Initiatives to grow faster than the market Ramping up 2010 hiring to support future growth Generate profit growth through a shift in the revenue mix of our portfolio, combined with continued margin expansion Solutions are projected to drive 2 points of margin above the rest of the portfolio Continue to leverage operational transformational initiatives IBM Growth Initiatives Business Analytics and Optimization Smarter Planet Growth Markets Cloud Computing Above Market Growth 2009 – 2015 Market CAGR 4% * CGR 2009 through 2015, Source IBM Market Intelligence Market Opportunity for GBS 2009 - 2015* $293 $361 $0 $100 $200 $300 $400 2009 2015 Spend ($B)

Global Business Services will help deliver IBM’s 2015 Roadmap Base Revenue Growth Growth Initiatives Future Acquisitions Operating Leverage Portfolio Mix Operating pre-tax income long-term growth model: 8% to 10% IBM Roadmap to 2015 Revenue growth at or above the market Alignment to IBM’s growth initiatives Represents over 60% of growth Differentiated cross-IBM solutions Software, Hardware and Research Unmatched client insight CFO Study (February 2010) CEO Study (May 2010) Continued margin expansion 2 - 3 pts by 2015 Globally integrated capability model Differentiated solutions Operational excellence

 Our model combines revenue growth with margin expansion Operational Excellence Solutions Delivery Model Non-GAAP View Revenue Growth Margin Expansion 2 - 3 pts ($B) 2015 Roadmap Commitment Revenue Growth Service Line Transformation Smarter Planet Business Analytics and Optimization Margin Expansion Delivery Model - >60% in Centers Globally Integrated Capabilities Solutions - 2 pts of margin above base Asset deployment Operational Excellence - 1 pt of margin Enterprise Productivity ~$4B $2.5 2009 2015e

Service line transformation Industry Sectors Strategy & Transformation Business Analytics & Optimization Enterprise Applications Application Innovation Services Application Management Services Consulting Services Lead Account Partners Financial Services Industrial Distribution Communi-cations Public General Business Globally Integrated Capabilities Business Model Transformation aligns us to our Smarter Planet and Business Analytics and Optimization agenda to drive growth

Intelligent Transportation 50 active engagements Stockholm – congestion charging, traffic reduced 25%; 4 year payback on $120M investment Singapore - predictive analytics, forecasts congestion 30 to 60 minutes in advance 1,330 Smarter Planet solutions provide measurable benefits Smart Grid 60 active engagements Closed over $100M in 2010 signings Client offerings Strategy: Sempra Automated Metering: Oncor & CenterPoint Grid Operations: Energy Australia Energy and Utilities Electronics Government Banking Retail Telecommunications Oil and Gas Transportation Healthcare Industry

Business Analytics: the leading edge of distinct client value 1,000 practitioners, majority certified for government contracts Located in a secure military facility Expertise and offerings for security, defense, energy, healthcare and biometrics Decision support for military commanders Imaging analytics for National intelligence Consulting Practitioners April 2009 – 4,000 1Q 2010 – 5,000 2Q 2010 (est) – 6,000 Established BAO University with Software Group Over 7,000 (est) practitioners to be trained in 2010 Over 70,000 (est) days of 2010 training BAO Skills Investment Services BAO Market Growth 2009 – 2015* Analytics Solutions Centers Berlin Beijing London New York City Washington, DC Tokyo Dallas 2009 – 2015 Market CAGR 7% * CGR 2009 through 2015, Source IBM Market Intelligence $75 $116 $0 $20 $40 $60 $80 $100 $120 $140 2009 2015 Spend ($B)

Business Analytics: the leading edge of distinct client value Risk & Fraud Analytics Simplification & Infrastructure Advanced Customer Analytics Assurant nc department of health and human services Best Buy B M W New York State Department of Taxation and Finance

IBM Investor Briefing

Globally Integrated Capabilities gives access to worldwide talent and improves delivery efficiency

First Staff Augmentation 2000 - 2006	Second Supply Driven Global Delivery 2007 - 2008	Third Globally Integrated Delivery Network 2008 - 2009	Fourth Globally Integrated Capabilities 2010+
▪ Focus on hiring in India	▪ Expand beyond India ▪ Specialization by industry, domain and technology	▪ Common process, methods & tools ▪ Specialized competencies ▪ Higher asset content	▪ Globally aligned governance model ▪ Integrated industry & domain capability ▪ Integrated resource capacity management ▪ Globally deployable assets and talent ▪ Centers of Competence
Center Resources: < 27%	36%	40%	50+%

Globally Integrated Capability Model drives margin expansion

© 2010 International Business Machines Corporation

IBM **Investor** Briefing

IBM

Asset deployment drives client value and margin expansion


Client Value
Fraud and Abuse Management System (FAMS)
Corporate Brand and Reputation Analysis (COBRA)
Quality
Discovery
Test Planning & Optimization
Advanced Estimation
Client Touchpoint Models
Productivity
Solution Workbench
Application Assembly Optimization
Asset Hub
Client Value (+ IBM Margin)
< 2006
2006 - 2009
2010 -2015

Further opportunity to drive productivity with improved quality

© 2010 International Business Machines Corporation

Operational excellence from superior project management using predictive analytics Client Benefits Increased satisfaction with project execution On-time delivery Achievement of business result IBM Benefits Early identification of project complexity Proper alignment of talent Margin improvement Solution Design Predicts current delivery complexity to maximize client value during delivery Ongoing Delivery Assessment Initial Delivery Assessment Solution Delivery Predicts expected delivery complexity to maximize client value prior to proposal

Smart Retail Growth Markets Consulting & Application Management Services Integrating IBM for Smarter Retail in China Business Analytics and Optimization Smarter Decisions. Optimized performance.

IBM Investor Briefing

Global Business Services Summary

- Revenue growth from Business Analytics and Optimization, Smarter Solutions, Cloud and Growth Markets
- Margin improvement through distinct high value services and solutions
- Operational excellence from superior project management and enterprise productivity
- Continue build out of our globally integrated capabilities


Operating Pre- Tax Income
~ $4B
$2.5
$1.9
'06–'09
CGR
10%
'09–'15
CGR
8% - 10%
($B)
2006
2009
2015e
Non GAAP View

© 2010 International Business Machines Corporation

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

[LOGO]

Global Technology Services Mike Daniels Senior Vice President Global Technology Services

Global Technology Services: 2010 Roadmap Performance Segment PTI Growth Model 10% - 12% with margin expansion of 2 pts Grew PTI $2.2B at 19% CAGR 4.6 pts of PTI margin expansion Performance Highlights 44% of revenue growth from Growth Markets; Growth Market share up >2pts Global Delivery Framework deployed across 35% of population, 2 new delivery centers Delivery quality and productivity improved: SLAs exceeding 99.5% with increased client referenceability Standardization of service products to higher-value, asset-based offerings GAAP View $B Source: IBM Market Insights, Global Market View Historical PTI Performance $3.3 $3.6 $4.6 $5.5 9.6% 9.4% 11.3% 14.3% 2006 2007 2008 2009

GTS expanded margins in 2009 despite economic slowdown Revenue Growth Pre-Tax Income Margin 2009 Revenue Split 2009 Revenue by Line of Business (@ constant currency) +8% Yr/Yr - 4% Yr/Yr Growth Markets gross profit % higher than Major Markets +3 pts YtY @ CC @ CC (@ actual currency) -2% 2% 7% 6% 2006 2007 2008 2009 Major Markets 82% Growth Markets 18% Outsourcing 58% ITS 23% Maint 19% 14.3% 9.6% 9.4% 11.3% 2006 2007 2008 2009

GTS will help deliver IBM’s 2015 Roadmap Base Revenue Growth Growth Initiatives Future Acquisitions Operating Leverage Portfolio Mix Operating pre-tax income long-term growth model: 8% - 10% IBM Roadmap to 2015 Grow faster than the market in all lines of business Continue shift to higher-value offerings such as Software Services and Business Recovery BTO to grow 2X the market Approximately 30% of 2015 revenue will come from Growth Markets Leverage Business Analytics in sales and delivery Continue investing in skills and quality processes Evaluate asset-based targets that complement offering portfolio Drive over $1B of productivity per year Growth Markets account for over 60% of incremental revenue through 2015 Integrate intellectual property from IBM hardware, software, services, and Research Innovate through Cloud Computing

IBM Investor Briefing

Our model provides for continued margin expansion


Operational Excellence
~$9B
Revenue driven
~50%
~50%
Margin Expansion 2 - 3pts
$5.5B
2009
Non GAAP View
2015

2015 Roadmap Commitment

- **Revenue Driven**
  - Growth Markets
  - Shift to Higher Value
  - Smarter Planet
  - Cloud Computing
- **Operating Leverage (~2/3rds)**
  - Continued productivity
  - Globally integrated capabilities
  - Quality through Business Analytics
  - IBM IP-based offerings
- **Enterprise Productivity (~1/3rd)**

Operating pre-tax income long-term growth model: 8% - 10%

© 2010 International Business Machines Corporation

Longer-term model: IBM plans to grow GTS revenue with or better than the industry while expanding margins GTS target markets present significant growth opportunities (2009-2015 Market CAGR) 2009 – 2015 Market CAGR ~4% GTS Market Opportunity 2009 - 2015 Source: IBM Market Insights, Global Market View excluding NW OS, eBHS, and ITES 8% Analytics Services 8% Managed Services 10% Unified Communications 10% Mobility Services 11% Security Services 28% Cloud Computing $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2009 2010 2011 2012 2013 2014 2015 Spend (Billions)

Growth Markets expected to account for over 60% of incremental revenue through 2015 Investments have yielded results Growth rate over 14% CGR ‘06-’09 More than 4x growth rate of Major Markets 44% of GTS growth Over $2B of incremental revenue since 2006 18% of GTS revenue in 2009, growing to 30% by 2015 Higher gross profit margins than in Major Markets Continued opportunities for growth Brazil: Investments for 2014 World Cup & 2016 Olympic Games estimated at $180B Indirect investments will generate over $1B of IT spending China: Government healthcare investment of over $120B, with expected $1B in IT infrastructure and services. IBM is engaged with over 50 large hospitals on digital imaging programs. India: Handling more than 2B call data records per day, IBM is uniquely positioned to drive the next growth phase in Telecom as 3G is introduced later in 2010.

Investments in higher-value areas position GTS to grow Skills development, quality delivery Global Delivery Framework (GDF) investments of ~$30M transforming the work for 30,000 people in 2009, with a plan for an additional 30,000 in 2010 Dubuque Delivery Center on track to employ 1,300 by year end Modernizing data centers Over $1B planned investments for smarter data center management in Major and Growth Markets: Raleigh ($360M) Boulder ($350M) Growth Markets ($340M) Higher-value offerings Since 2007, committed nearly $1B in Business Continuity and Resiliency Services investments Strategic acquisitions expand capabilities in BTO and new markets Integrate IBM Software (e.g., service management, security, workload management) Integrate IBM Systems and Technology (e.g., virtualization with optimized systems)

IBM Investor Briefing
IBM

Further opportunity to expand margins and drive labor productivity with improved quality


Client Value (+ IBM Margin)
Client Value
Delivery Transformation
▪ Deep analytics on client business data
▪ Integration of Service Delivery Portal
▪ Extensive use of IBM technology and Research in delivery
Quality
▪ Lean process techniques
▪ GDF standardization and common processes
▪ GDF deployed to existing centers in Boulder, East Fishkill, and Toronto
▪ New delivery centers in Dubuque and Wroclaw, Poland
Productivity
▪ Established Global Technology Delivery organization
▪ Aligned delivery skills around key competencies
▪ Established 7 Global Delivery Centers in Growth Markets
< 2006
2006 - 2009
2010 -2015
Global Delivery Center Professionals
< 12%
Global Delivery Center Professionals
27%
Global Delivery Center Professionals
50% +

© 2010 International Business Machines Corporation

Quality and productivity initiatives in Services Delivery contribute directly to margin expansion GTS Gross Profit Margin 35.0% 29.9% 29.8% 32.6% 27% 28% 29% 30% 31% 32% 33% 34% 35% 36% 2006 2007 2008 2009 Delivery Quality 98.0% 98.5% 99.0% 99.5% 100.0% 4Q'06 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 SLAs Made 80% 85% 90% 95% 100% Client Health Service Level Attainment Client Health

Clients benefit from Global Delivery Framework and application of analytics in services delivery Nearly 600 IBM client accounts are currently served through the Global Delivery Framework 73% reduction in tickets older than 7 days 94% decrease in tickets misrouted 62% reduction in overall tickets with help desk 60% reduction in overall ticket resolution time Built strong knowledge base adaptable to client needs

Client Quality Metrics Portal provides real-time insights for clients and allows IBM to develop more targeted offerings Client-specific insight and analytics regarding infrastructure Client-available comparative data Platform enables comparisons by client and insights by industry Total Powered by a Cognos-based Cloud 2 3 4 5 6 7 8 9 10 2009/Dec 2010/Jan 2010/Feb 2010/Mar 2010/Apr MTRS - Sev 1

No other competitor embodies the same breadth and depth of capabilities, expertise and innovation as IBM SOA paramedic tool Security appliances Intelligent end-user capabilities Predictive analytics Technical industry profile archive Automation and real-time data monitoring Rapid deployment of standard solutions Asset Management solutions Application development environments Collaboration between developers and service management teams Virtualization and consolidation Duplication removal technology Fit-for-purpose platform deployment Hardware support structure and processes 8 Research centers around the world 4,914 U.S. patents in 2009, increasingly focused on Services innovation Advanced analytics drive innovation, process improvement Workload modeling and management optimize productivity and quality Virtualization and cloud transformation improve delivery, reduce cost IBM Global Services IBM Software IBM Systems & Technology IBM Research

Almost universal interest in cloud computing as part of the enterprise IT delivery mix addressing cost, speed and new capabilities. Workloads drive different rates of adoption and deployment choices – public, private and hybrid. Shared industry clouds appear attractive to many clients. IBM is uniquely positioned to address new opportunities with cloud computing

Opportunities result from global industry transformations which drive cost and complexity of IT Healthcare – There are over 4M too few doctors, nurses and support workers to meet existing demand. 1 out of 10 Americans suffer from chronic disease, and about 70% of all health care expenditures are related to these illnesses. Utilities – PG&E has ~10M meters and is moving from monthly readings to testing at 15-minute intervals, amounting to 960M transactions a day -- 29B a month that weren’t happening before. Transportation – U.S. demand for freight rail is projected to double in the next 25 years. In China, railway investments in 2009 were more than the total for the decade 1995-2005, up 79% yty.

This puts today’s clients’ IT infrastructures under tremendous pressure In distributed computing environments, up to 85 percent of computing capacity sits idle.1 Percent of executives who report a security breach. Many aren’t confident they can prevent future breaches.2 66 percent or more is spent on maintaining current IT infrastructures versus adding new capabilities.3 Percent of U.S. CIOs who have been in their jobs less than four years.4 66¢ per US$1 85% idle 82% 60% Source: (1) "IBM experience from IBM maintenance of server environments utilizations worldwide,“ (2) Ponemon Institute LLC, Jul 2009, (3) Forrester Research, Nov 2009, (4) CIO Magazine 2010 State of the CIO Survey

Public and private industry-based cloud solutions Analytics from data in the cloud New customer segments Component supplier to private clouds Infrastructure-as-a-Service public and private Cloud is having a transformational impact on IT but also opens new opportunity spaces for IBM to address 24% CAGR 2009 2015 Cloud Opportunity 3% of Total IT 7% of Total IT +$3B incremental IBM Revenue IBM Strategy 2015 Impact New Growth Areas Transform Traditional IT Source: IBM Market Insights 0 200

 Consulting Services in support of Cloud Computing Smart Business Offerings: Comprehensive cloud solutions for infrastructure workloads Workloads available on multiple delivery models with embedded service management Infrastructure services & technologies enabling cloud computing Development and Test Desktop Infrastructure Storage Analytics Collaboration Business Services IBM’s portfolio helps clients optimize use of clouds Maintenance

IBM Investor Briefing
IBM

IBM clients leverage cloud for needs ranging from security and compliance to employee productivity

MUFG

Risk & Compliance

Bank of Tokyo-Mitsubishi deploys IBM private cloud to centralize desktop management via enterprise class data center.

Greater remote flexibility without sacrificing control.

Panasonic ideas for life

Employee Productivity

Enable collaboration among worldwide employees, network of customers, partners and suppliers.

IBM LotusLive has 18M users in 99 countries.

PayPal

Time to Value

Creates ecosystem for PayPal third-party developers.

Reduces developer effort to deploy work environment with seamless PayPal Test Sandbox access.

U.S. AIR FORCE

Analytics & Security

Design and demonstrate secure cloud infrastructure for defense and intelligence networks.

Insights about cyber attacks, network, system or application failures, while automatically preventing disruptions.

© 2010 International Business Machines Corporation

IBM uses cloud computing today to meet internal and external challenges and opportunities Blue Insight 109,000 users growing to 200,000 LotusLive 75% of all web conferencing CIO Dev/Test Cloud Time to build a dev / test environment from 1 week to 1-2 hours Workplace Cloud 1,200 users in China Dev Lab, pilots with another 1,000 users in process Network Storage Cloud Up to 40% savings in storage costs Production Cloud 1,000 applications identified Analytics Collaboration Development and Test Desktop Storage Business Services Fit-for-purpose middleware platform Common Compute Platform (Compute/ Network/ Storage) Base Enterprise Platform

IBM Investor Briefing

Global Technology Services Summary

- Grow revenue through investments in Growth Markets and higher-value offerings
- Gain operating leverage through delivery and enterprise productivity
- Continue shift to global delivery and deployment of GDF to drive quality
- Enter new markets with public and private cloud computing capabilities


Operating Pre-Tax Income ($B)
$3.4
$5.5
~$9
'06–'09
CGR
17%
'09–'15
CGR
8% - 10%
2006
2009
2015e

Non GAAP View

© 2010 International Business Machines Corporation

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

[LOGO]

Systems and Technology Rod Adkins Senior Vice President Systems and Technology Group

Systems & Technology: 2010 Roadmap Performance Segment PTI Growth Model 7% - 9% 1 point of PTI margin expansion Performance Highlights Continued systems leadership to gain revenue share and capture profit. IBM revenue share1: Servers: +9 pts. since 2000 UNIX: +21 pts. since 2000 x86: +2 pts. in 2009 External disk: +1 pt. in 2009 Acquisition success XIV: 480+ new clients since 2008 UNIX displacement success 745 competitive displacements since 1Q09, nearly 60% were Sun takeouts Improved competitiveness and enhanced business execution Sources: ¹IDC quarterly share trackers 2009; ²GAAP view Server share gain/loss in share points FY2009 Share¹ External disk share gain/loss in share points Historical PTI performance² $1.7 $2.2 $1.6 $1.4 8.3% 7.7% 7.5% 9.6% 2006 2007 2008 2009 -1.5 -1 -0.5 0 0.5 1 1.5 IBM HP SUN -1.5 -1 -0.5 0 0.5 1 1.5 IBM HP EMC

Momentum in IBM Growth Markets Growth markets contributed 28% of hardware revenue in 2009 Revenue expected to grow high single digits through 2015

Strength in BRIC Countries BRIC countries represented 14% of 2009 hardware revenue 2003 2004 2005 2006 2007 2008 2009 CAGR 9% @ CC $0B $1B $2B $3B Revenue for BRIC countries combined1 1 Excludes PC and Printer Systems Divisions

Sustain Leadership with New Systems Portfolio POWER7 System x eX5 (midrange & blades) (racks & blades) Systems Storage (Scale out Network Attached Storage, flash, data de-duplication) Systems Software (management of heterogeneous virtualized environments) New System z POWER7 System x eX5 (high-end, entry) (high-end) Systems Storage (XIV, DS8000 & midrange) Systems Software (integrated management across server, storage & network) First Half 2010 Second Half 2010

POWER5 POWER6 POWER7 HP Itanium2 Sun/Oracle T2+ K tpmC per core 150 125 75 100 50 25 0 2X 3X 4.6X More Performance Per Core Than Any UNIX System POWER7 4.6 to 7.5 times more performance per core than HP Itanium and Sun Enterprise cluster respectively

15 to 2 $244,860 less Power 750 with PowerVM has $244,860 lower Oracle support and subscription cost over three years than consolidating to 15 new HP Nehalem-EP systems. SAP on Oracle DB POWER7: Superior Economic Value Over Nehalem Power 750 Express HP Nehalem-EP

Next System z Introduction: Second Half of 2010 New ultra-fast and massively-scalable System z server Industry’s first integrated “System-of-Systems” Highly virtualized, workload optimized, multi-architecture environment Integrated IBM POWER7 blades Integrated IBM x86 blades Special-purpose IBM Analytic Optimizers Unified Resource Management – advanced platform management firmware Extending industry-leading mainframe governance and qualities of service for workloads that go beyond boundaries of System z to multiple platform environment

Systems & Technology Will Help Deliver IBM’s 2015 Roadmap Base Revenue Growth Growth Initiatives Future Acquisitions Operating Leverage Portfolio Mix Operating pre-tax income long-term growth model: 6% to 8% IBM Roadmap to 2015 Leverage IBM integration to capture new opportunities by industry and workload Drive additional growth and share opportunities: Workload optimized systems Storage grow high single digits annually Growth Markets grow high single digits Products enabled for new delivery models Expect to gain 4 points of revenue share in Servers and 6 points in Storage Continued leadership in innovation to capture profit Stack integration and optimization Leverage improved competitiveness and business execution Cost/expense structure

Systems & Technology Will Address Clients’ Emerging Needs A smarter planet requires real-time data analytics and security for unprecedented scale and complexity that IBM is uniquely positioned to help them solve. Data Transactions Security Terabytes of structured online data Petabytes of unstructured data including real-time streams Simple online transactions with back end processing Complex transactions integrated with real time analytics Online data security and intrusion detection Security analytics for intrusion prediction and prevention

Traditional Workloads are Changing © 2010 International Business Machines Corporation Largest credit card processing company in Korea 40M card holders, 3B transactions a year Migrated to mainframe in 2009 for secured transaction integrity and to handle future demands of workload IBM beat Sun / Oracle and incumbent HP Add demands for real-time fraud detection analytics and billions of mobile devices acting as credit cards Scale and complexity will increase exponentially Clients need to extract more value from data and lower cost per transaction by an order of magnitude Predict / prevent fraud and improve customer loyalty

IBM Investor Briefing IBM

New Workloads are Emerging

CenterPoint Energy

- Delivers electricity in Houston area to more than
  2M customers
- Improve consumption insight by preparing for
  15-minute interval reads on 2.4M smart meters
- Using Tivoli and WebSphere on BladeCenter. To handle scale and operational analytics for 85B meter reads and 8 terabytes of data annually
  Migrating to Power Systems
- Use near real-time information – immediately detect outages and help customers adjust usage for rate benefits
  Improve customer satisfaction and operational costs

© 2010 International Business Machines Corporation

IBM Investor Briefing

IBM Provides Unique Value in the Data Center

Servers

- Applications
- **IBM Middleware**
- **IBM Tivoli and Systems Director**
  - VM Control
  - Energy Manager
- **Operating Systems**
  - zOS, zLinux, AIX, i
  - Linux, Windows
- **Hypervisors**
  - zVM, PowerVM
  - VMWare, KVM, Xen, Hyper-V
- **IBM Server Architectures**
  - z, PowerPC, eX5
- **Processors**
  - IBMz, Power
  - x86

Storage

- Applications
- **IBM Middleware**
  - Database
  - Content
  - Files
- **Tivoli Storage Manager and Systems Director**
  - Recovery
  - HSM
  - Archive
- **Operating Systems**
- **IBM Storage Virtualization**
- **IBM Systems Storage**
  - Disk Systems
  - Tape Systems
- **Processors**
  - Disk Drive
  - Tape

Networking

- Applications
- **IBM Middleware**
- **IBM Tivoli and Systems Director**
  - Network Control
  - VMControl
- **Operating Systems**
  - zOS, zLinux, AIX, i
  - Linux, Windows
- **Hypervisors**
  - zVM, PowerVM with Virtual Switch
  - VMWare, KVM, Xen, Hyper-V with Virtual Switch
- **IBM Server Network Infrastructure**
  - IBM Adapters and Integrated Switches
  - Industry Adapters and Integrated Switches
  - IBM Cluster Switches
  - Industry Network Core Switches and Routers
  - Network Processors
  - Industry Network ASICs and Processors

© 2010 International Business Machines Corporation

IBM Investor Briefing

IBM Provides End to End Data Center Optimization



Servers

- Applications
- **IBM Middleware**
- **IBM Tivoli and Systems Director**
  - VM Control
  - Energy Manager
- **Operating Systems**
  - zOS, zLinux, AIX, i
  - Linux, Windows
- **Hypervisors**
  - zVM, PowerVM
  - VMWare, KVM, Xen, Hyper-V
- **IBM Server Architectures**
  - z, PowerPC, eX5
- **Processors**
  - IBMz, Power
  - x86

Storage

- Applications
- **IBM Middleware**
  - Database
  - Content
  - Files
- **Tivoli Storage Manager and Systems Director**
  - Recovery
  - HSM
  - Archive
- **Operating Systems**
- **IBM Storage Virtualization**
- **IBM Systems Storage**
  - Disk Systems
  - Tape Systems
- **Processors**
  - Disk Drive
  - Tape

Networking

- Applications
- **IBM Middleware**
- **IBM Tivoli and Systems Director**
  - Network Control
  - VMControl
- **Operating Systems**
  - zOS, zLinux, AIX, i
  - Linux, Windows
- **Hypervisors**
  - zVM, PowerVM with Virtual Switch
  - VMWare, KVM, Xen, Hyper-V with Virtual Switch
- **IBM Server Network Infrastructure**
  - IBM Adapters and Integrated Switches
  - Industry Adapters and Integrated Switches
  - IBM Cluster Switches
  - Industry Network Core Switches and Routers
  - Network Processors
  - Industry Network ASICs and Processors

© 2010 International Business Machines Corporation

IBM Investor Briefing
IBM

IBM's Differentiation: Systems Stack Integration and Optimization

Servers

- Applications
- IBM Middleware
- IBM Tivoli and Systems Director
  - VM Control
  - Energy Manager
- Operating Systems
  - zOS, zLinux, AIX, i
  - Linux, Windows
- Hypervisors
  - zVM, PowerVM
  - VMWare, KVM, Xen, Hyper-V
- IBM Server Architectures
  - z, PowerPC, eX5
- Processors
  - IBMz, Power
  - x86

Storage

- Applications
- IBM Middleware
  - Database
  - Content
  - Files
- Tivoli Storage Manager and Systems Director
  - Recovery
  - HSM
  - Archive
- Operating Systems
- IBM Storage Virtualization
- IBM Systems Storage
  - Disk Systems
  - Tape Systems
- Processors
  - Disk Drive
  - Tape

Networking

- Applications
- IBM Middleware
- IBM Tivoli and Systems Director
  - Network Control
  - VMControl
- Operating Systems
  - zOS, zLinux, AIX, i
  - Linux, Windows
- Hypervisors
  - zVM, PowerVM with Virtual Switch
  - VMWare, KVM, Xen, Hyper-V with Virtual Switch
- IBM Server Network Infrastructure
  - IBM Adapters and Integrated Switches
  - Industry Adapters and Integrated Switches
  - IBM Cluster Switches
  - Industry Network Core Switches and Routers
  - Network Processors
  - Industry Network ASICs and Processors

© 2010 International Business Machines Corporation

IBM Aligned to Capture Data Center Opportunity Manage the Data Center Make the right Delivery Choices Efficiency Asset utilization and energy management Management Intelligent workload placement and mobility Resiliency Availability across data center Managed Services Managed Resiliency Server Managed Outsourcing Data Center End User Support Cloud Storage Development and Test Pre-integrated Smart Analytics System PureScale Application System Optimize Workloads Performance Integration and optimization System accelerators In memory and flash Scaling Dynamically adjust capacity at sustained performance Data Conditioning Analytics Encryption Compression De-duplication Archive

Optimize Workloads for Lowest Operating Cost Application Database Data Warehousing Online Transaction Processing Batch Data Mining Applications Numerical Enterprise Search Enterprise Resource Planning Customer Relationship Management Application Development Systems Management Web Serving/Hosting Networking File and Print Transaction Processing and Data Base Analytics Web, Collaboration and Infrastructure Business Applications

IBM Investor Briefing

IBM Workload Optimized Systems

System z

Low capital and operating expense: energy, floor space, licensing and management

Power Systems

Highly scalable system delivering 5X performance and 7X power efficiency at a lower cost[1]

System x

The 5th generation of Enterprise X-Architecture with unparalleled memory capacity[2]

Systems Storage

Extensive block, file and tape capabilities for smart movement and management of data

Shared Leadership

Integrated Service Management

- Consolidate resources, manage workloads and automate processes
- VMControl for cloud providing virtualization and heterogeneous platform management

Tivoli

Systems Networking

- Strong relationships to offer choice of core network switching products
- Differentiate with network access products, network management and services

BROCADE BLADE CISCO JUNIPER

Technology Innovation

- Technology Alliance for industry collaboration
- Advanced performance and efficiency with eDRAM, computational lithography and 3D integration




© 2010 International Business Machines Corporation

[1] In comparison to previous IBM systems. [2] IBM eX5 systems offer the most amount of memory compared to previous generation System x servers and the competition's current generation x86 servers, thanks to IBM innovation. Decoupling the memory from processors allows unique memory expansion with the external IBM MAX5 memory chassis.

IBM Investor Briefing
IBM

POWER7 Expands Power Systems Opportunity

70% lower cost

For DB2 on IBM Power 780 than an Oracle/Sun cluster running TPC-C[1]

100% better performance

Business analytic queries run up to 100% faster on Power 7 than on Nehalem[4]


Transaction Processing and Database
Analytics
POWER7
Business Applications
Web, Collaboration and Infrastructure

73% better performance

Using single JVM of WebSphere on POWER7 versus competitive application server on Nehalem[2]

40% lower cost

Lotus Domino on POWER7 supporting 40,000 users versus Microsoft Exchange on Nehalem[3]

© 2010 International Business Machines Corporation

1) See chart "Supplemental Information about benchmark data" for detail. 2) Source: IBM internal study 3) Exchange on Nehalem configuration from HP's sizing tool. HP sizer for Microsoft Exchange Server 2010 at http://h20338.www2.hp.com/ActiveAnswers/us/en/sizers/microsoft-exchange-server-2010.html 4) Based on IBM internal study using similar configurations

IBM Investor Briefing

Improve Time to Value with Integrated Solutions

IBM pureScale Application System

Database plus web application serving

IBM Smart Analytics System

Data warehouse plus analytics and business intelligence


Transaction Processing and Database
Analytics
Business Applications
Web, Collaboration and Infrastructure

SAP on IBM DB2 and Power Systems

Database plus SAP applications

IBM LotusLive

Cloud-based collaboration suite for file sharing, social networking, instant messaging

© 2010 International Business Machines Corporation

IBM Leadership Position in Systems 2009 Opportunity Workload Size for Server / Storage and CAGR for 2009 - 2015 Source: IBM’s ordinal positions from IDC’s 2009 Server Workload Multiclient Study and IDC’s 2009 Storage Workload Multiclient study. IBM achieved those rankings in both the server MCS and the storage MCS separately. Source of share revenue, CAGR and Profit: IBM Analysis. Share position based on 2008 IDC Workload Share %’s against 2009 IBM Global Market View (GMV) opportunity by workload. Transaction Processing and Data Base Analytics Web, Collaboration and Infrastructure Business Applications Revenue/Profit Opportunity Revenue CAGR Profit IBM Position: #1 Revenue/Profit Opportunity Revenue CAGR Profit IBM Position: #1 Revenue/Profit Opportunity Revenue CAGR Profit IBM Position: #1 Revenue/Profit Opportunity Revenue CAGR Profit IBM Position: #2 $24B 1% $2.3B $12B 1% $1.0B $8B 2% $0.6B $36B 3% $2.2B

IBM Investor Briefing

Systems and Technology Summary

Operating Pre-tax Income


~$2B
~65%
~35%
$1.3B
Continued value capture through innovation and operating leverage
Revenue driven by share gains in Servers and Storage
2009
2015e

Non-GAAP view

- The data center opportunity is being transformed
  - Explosion of data
  - Number of transaction
  - Concerns about security
- IBM is leading IT transformation
  - Workload optimized systems
  - Integrated service management
  - New delivery models
- IBM's aligned and integrated approach provide the data center infrastructure for a smarter planet

Operating pre-tax income long-term growth model: 6% to 8%

© 2010 International Business Machines Corporation

[LOGO]

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

IBM **Investor** Briefing

Supplemental Benchmark Data Information

TPC-C Benchmark Results												
Company	System	tpmC	Price/tpmC	System Availability	Database	Operating System	Chips	Cores	Threads	Cluster	Technology	tpmC per core
Sun/Oracle	T5440	7,646,486	$2.36	3/19/2010	Oracle 11g EE RAC	Solaris 10	48	384	3,072	Yes	UltraSPARC T2+	19,913
HP	Integrity Superdome	4,092,799	$2.93	8/6/2007	Oracle 10g	HP-UX 11i v3	64	128	256	No	Itanium2	31,975
IBM	System p5 570	1,025,169	$4.42	5/31/2006	DB2 8.2	AIX 5.3	8	16	32	No	POWER5+	64,073
IBM	System p 570	1,616,162	$3.54	11/21/2007	DB2 9.1	AIX V5.3	8	16	32	No	POWER6	101,010
IBM	Power 780	1,200,011	$0.69	10/13/2010	DB2 9.1	AIX 6.1	2	8	32	No	POWER7	150,001

SAP SD 2-tier Benchmark Results

System	Benchmark Users	SAPS	OS	DB Version	SAP version	Cores / processor chips / threads	Certificate Number
IBM Power 750 Express	15600	85220	AIX 6.1	DB2 9.7	SAP enhancement package 4 for SAP ERP 6.0	32 /4 /128	2010004
HP ProLinat DL380G6	3300	18030	Windows Server 2008 Enterprise Edition	SQL Server 2008	SAP ERP 6.0, Enhancement Pack 4 (Unicode)	4 / 2 / 16	2009004
HP ProLinat DL380G6	4995	25000	Windows Server 2003 Enterprise Edition	SQL Server 2005	6.0 (2005)	4 / 2 / 16	2008071
HP ProLiant DL380 G5	2518	12600	Windows Server 2003 Enterprise Edition	SQL Server 2005	6.0 (2005)	4 / 2 / 8	2008047

This data is used to calculate relative SAPS. It is not intended to be used to project any possible benchmark results that were not actually executed
(1) Ratio of Power 750 to DL380 G6 = 85222/18030 = 4.7 to 1; (2) Ratio o fDL380 G5 to DL380 G6 = 12600/25000 = .504 to 1; (3) Therefore ratio of Power 750 to DL380 G5 = 4.7/.504 = 9.3 to 1

All results as of 5/10/10. Sources: www.tpc.org, www.sap.com/solutions/benchmark
The virtualized system count and energy savings were derived from several factors: A performance factor of 7.88 was determined by SAP 2-tier SD benchmark results for the Power 750, the and the DL380 G6 and the DL380 G5 for using the DL380 G6 as a bridge since it was has results with both the old and new SAP benchmark kits and reducing the ratio based on rPerf ratio of 32-core Power 750 with 3.0GHz processor to 32-core Power 750 with 3.55GHz processor . The benchmark reviewed were current as of April 8, 2010. The benchmark detail is shown on the chart SAP Detailed Benchmark Performance. A virtualized utilization factor of 80% was assumed for the Power 750 Express and a non-virtualized utilization factor of 15% was assumed for the HP ProLiant DL380 G5. Power consumption figures of 1950 W for the IBM Power 750 Express and 1186 W for the DL380G5 and 1348 W for the DLL380 G6 were based on the maximum rates published by IBM and HP respectively. The data for the HP DL380 G5 came from the HP ProLiant DL380 G5 QuickSpecs available at http://h18004.www1.hp.com/products/quickspecs/12477_na/12477_na.html#Overview as April 8, 2010. The data for the DL380 G6 came from thre HP ProLiant DL380 G6 QuickSpecs available at http://h18004.www1.hp.com/products/quickspecs/13234_na/13234_na.html#Power%20Specifications as of April 8, 2010.
Energy cost based on a Power Usage Effectiveness of 2.0 (representing an efficient datacenter). Energy cost of $.1021per kWh is based on 2009 YTD US Average Retail price to commercial customers per US DOE at http://www.eia.doe.gov/cneaf/electricity/epm/table5_6_b.html as of April 8, 2010. The reduction, if any, in floor space, power, cooling and software costs depends on the specific customer, environment, application requirements, and the consolidation potential. Actual numbers of virtualized systems supported will depend on workload levels for each replaced system. The Oracle DB Software and Subscriptions savings based on .5 licenses per core for the DL380 G5 and 1 license per core for the Power 750. The DL380 G5 & DL380 G6 DB configurations included Oracle RAC and Partitioning since multiple systems were required for the DB portion of the workload. Oracle list prices from the Oracle Store available through www.oracle.com. Prices are current as of April 8, 2010.
TPC-C and TPC-H are trademarks of the Transaction Performance Processing Council (TPPC). The IBM benchmarks results shown herein were derived using particular, well configured, development-level and generally-available computer systems.

© 2010 International Business Machines Corporation

Enterprise Productivity Initiatives Linda Sanford Senior Vice President Enterprise Transformation

Enterprise Productivity Initiatives Progress to date - $4.7B $4.2B spending reduction in the Shared Services over past four years $500M in process transformation in 2009 Shifted emphasis to value delivered Next generation transformation $8B in productivity benefits over next 5 years Shared Services End-to-End Process Transformation Integrated Operations New capabilities and technologies drive performance Business Analytics and Optimization Cloud Computing

2002 Sharing & partnering The “Smarter” phase of our transformation is beginning 2010 Making things smarter Instrumented, interconnected, intelligent Enable growth and productivity Optimize the whole system 2006 Globally integrating Right skills, right place, right cost Rationalize support functions for greater efficiency Radically simplify processes Consistent set of processes worldwide Leverage best practices Standardize and reduce waste Governance and performance discipline Transformation Maturation

Productivity improvements of $4.7B have been achieved over the last 4 years $4.2B spending reduction in Shared Services from 2005 through 2009 $500M productivity improvement in end-to-end process transformation Shared Services Process Redesign Progress to Date Shared Services Spend ($B) YtY Shared Services Savings and Process-Related Productivity ($B) $0.5B $4.2B $4.7B 16.3 14.8 13.8 13.3 12.1 0 5 10 15 20 2005 2006 2007 2008 2009 1.0 0.5 1.2 0.5 1.5 0.0 0.5 1.0 1.5 2.0 2006 2007 2008 2009

Radical simplification End-to-end Process Transformation $2.5B Integrate operations across units Integrated Operations $3.1B Shared Services $2.4B Applying transformation principles to all of IBM’s spending to drive $8B in productivity benefits over the next 5 years Continuous improvement Operating Leverage 2009 $12B $78B $16B 2005 2009 Shared Service Spending Total Cost and Expense

Continuous improvement driven by optimization and innovation will yield $2.4B in savings through 2015 Efficiency Effectiveness Growth Greatness Focus on high value advisory activities Locate work to where it can best be performed Leverage business analytics Radically simplify Globally integrating Making things smarter Information Technology Global Sales Operations Integrated Supply Chain Finance Human Resources Marketing & Communications Legal Real Estate Operations Shared Services Continuous Improvement

Continuous improvement driven by optimization and innovation will yield $2.4B in savings through 2015 Shared Services Continuous Improvement Information Technology Global Sales Operations Integrated Supply Chain Finance Human Resources Marketing & Communications Legal Real Estate Operations Increase the financial planning work performed in Centers of Excellence by 25% Increase the number of globalized processes from 53% to 80% Leverage Smarter Building capabilities to reduce energy usage by 18% from 2011 through 2015 Sunset 900 applications through enterprise-wide SAP deployment

Continued focus on horizontal process transformation and radical simplification will contribute $2.5B in productivity through 2015 Business Unit Shared Service Shared Service Shared Service Shared Service Business Unit Business Unit Business Unit Integrating Globally Order-to-Cash Incentives Service Labor Management Transformation Opportunity-to-Order Serving Local Client Needs Business Partner Enablement Service Product Management Transformation Deliver $470M of benefit over the next five years Sales support tasks moved to Sales Transaction Hub Decrease seller time spent on pre-sales support tasks from nearly 20% to 10% Hardware Product Management Transformation Achieve $250M in savings through 2015 Enable productivity by reducing product portfolio and design complexity Reduced feature and options by 35% and systems portfolio by 40% Globally Integrated Support Processes

Integrate related operations across all of IBM’s $78B of spending to drive $3.1B in productivity through 2015 R&D Sales BU Operations Shared Services Call Centers Client Centers Deploy best practices across centers for world-class operations Optimize global capacity across 255 sites and 60k agents Build a network of centers that truly look, sound, think and perform as one, integrated IBM Unify IBM's 124 centers to respond to shifts in client behavior Business Operations Standardize to 6 roles across 4 business units Increase leverage by shifting work to MBPS Draws on significant synergies in our worldwide process, skills, and assets to drive integration Reduces complexity through smarter technology Places greater emphasis on moving the right services through the right delivery channels Integrated Operations $78B Total Cost and Expense

Enterprise Transformation The application of business analytics to enterprise performance will allow better and faster business decisions Business Analytics and Optimization (BAO) Sales Management Risk Management Manufacturing Development Planning & Forecasting HR Resource Management Real-time data analysis identifies defects and improves yields Simulation of future investment performance enables higher portfolio returns Linkage and analysis across data sources enables compliance and lowers risk Pipeline analysis helps predict and optimize performance Deployment of sellers to best opportunities improved through optimization Matching engine aligns staff to open project positions

The application of business analytics to enterprise performance will allow better and faster business decisions Business Analytics and Optimization (BAO) Enterprise Transformation Sales Management Risk Management Manufacturing Development Planning & Forecasting Real-time data analysis identifies defects and improves yields Simulation of future investment performance enables higher portfolio returns Linkage and analysis across data sources enables compliance and lowers risk Pipeline analysis helps predict and optimize performance Deployment of sellers to best opportunities improved through optimization Integrated, granular view of resource data to support fact-based decisions Increased GBS utilization by 18% over the last 4 years through a global alignment of resource supply and demand Improved project-based PTI performance Resource Analytics Hub HR Resource Management Matching engine aligns staff to open project positions 2007 System z Revenue Probability Distribution Mean = $4,694M X </= $4,386 5% X </= $4,778 67% 0 0.5 1 1.5 2 2.5 4.2 4.45 4.7 4.95 5.2 Revenue ($B) Values in 10^ -3 0 5 10 15 20 25 30 35 40 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 4Q'06 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 Debt ($B) 0% 10% 20% 30% 40% 50% 60% CP Plus Bank Debt / Total Debt (%) CP Bank Debt Term Debt Average % (CP+Bank Debt):~25% % Of Debt In CP & Bank Debt Core Debt 9.6 7.6 6.8 4.3 2.8 Net Income 12.3 2.3 2.7 2.9 4.4 Total Equity 13.5 13.7 14.9 17.5 21.7 Core Debt to Cap 49% 42% 37% 23% 13% CP 0.5 0.8 0.3 2.9 1.4 (1.5) 6.2 (0.1) (1.5) 3.3 (0.6) 0.0 0.0 (0.5) (0.1) (0.6) (0.7) 2.0 (4.1) (0.7) 1.0 (2.8) 1.0 (2.0) 0.2 (0.1) (1.5) (5.1) 12.9 (3.0) 2.6 (0.7) (1.9) 3.5 12.3 (0.2) 12.0 0.0 (1.9) 0.3 (0.7) (0.0) (2.0) 0.0 (0.3) 10.0 10.0 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 Pension Equity Impact ROA May 31 -$3.0B 51% 44% 28% FCF (Ops) Term Debt (New - Maturity) Dividend Acquisition Change in CP Balance GF A/R + Others Buyback GF A/R + Others FCF (Ops) Term Debt (New - Maturity) Change in CP Balance Dividend Acquisition FCF (Ops) Term Debt (New - Maturity) Change in CP Balance Acquisition GF A/R + Others FCF (Ops) Term Debt (New - Maturity) Dividend Acquisition Change in CP Balance 15% Buyback Buyback GF A/R + Others Dividend Buyback Feb'10 Mar'10 Apr'10 May'10 Jun'10 Currency 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 >2024 Total USD 651 33 1,675 1,400 2,003 0 0 0 3,000 1,600 750 0 0 0 0 0 3,982 15,093 USD IGC 4,531 0 0 1,500 0 64 0 0 0 0 0 0 0 0 0 0 0 6,095 EUR 0 1,384 830 0 0 1,038 0 0 0 0 0 0 0 0 0 0 0 3,252 JPY 0 510 0 0 510 204 0 0 0 0 0 0 0 0 0 0 0 1,225 CHF 0 0 321 0 0 0 138 0 0 0 0 0 0 0 0 0 0 458 Total 5,182 1,927 2,826 2,900 2,513 1,306 138 0 3,000 1,600 750 0 0 0 0 0 3,982 26,123 Term Debt Maturity Profile as of May'09 0 1,000 2,000 3,000 4,000 5,000 6,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 >2024 $Million USD USD IGC EUR JPY CHF Debt Maturity Profile by Quarter next 5 years 510 21 500 321 1,000 1,005 0 0 0 2,900 1 1,042 0 1,470 1,242 64 0 0 0 138 0 500 1,000 1,500 2,000 2,500 3,000 3,500 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 $0 $5 $10 $15 $20 $25 $30 $35 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2001 2002 2003 2004 2005 2006 2007 2008 2009 Total Debt ($B) 1% 2% 3% 4% 5% 6% Percentage (%) Total Debt Interest Expense as a % (QoQ) 3M Libor (QoQ) $0 $5 $10 $15 $20 $25 $30 $35 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2001 2002 2003 2004 2005 2006 2007 2008 2009 Total Debt ($B) 1% 2% 3% 4% 5% 6% Percentage (%) Total Debt Interest Expense as a % (QoQ) 3M Libor (QoQ) LIQUIDITY ANALYSIS / CASH - DEBT < 3 MONTHS Actual Actual ($B) 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Cash US 7.3 7.0 10.6 12.9 8.7 6.2 6.8 8.0 8.2 7.3 5.3 6.0 TC + IIG 1.5 1.2 1.0 0.6 0.7 1.1 0.1 1.7 1.1 1.6 1.7 1.0 Others Countries 2.0 2.0 2.3 2.7 2.7 2.6 2.9 3.2 2.9 3.1 3.0 3.0 Total WW Cash 10.8 10.2 13.8 16.1 12.0 9.8 9.8 12.9 12.3 12.0 10.0 10.0 Debt < 3 Months US 5.7 4.9 2.9 3.9 2.7 4.6 2.9 1.4 1.2 0.8 3.4 2.2 TC + IIG 0.0 0.0 2.0 2.8 3.1 0.4 2.6 2.0 0.2 4.8 0.3 0.3 Others Countries 2.7 2.2 2.4 2.3 3.4 2.3 2.2 1.8 1.7 1.6 1.5 1.6 Total WW Debt 8.3 7.1 7.3 9.0 9.1 7.3 7.7 5.2 3.2 7.2 5.2 4.1 Liquidity < 3 Months US 1.6 2.1 7.6 8.9 6.0 1.6 3.8 6.6 7.0 6.5 1.9 3.8 TC + IIG 1.5 1.2 (1.0) (2.2) (2.4) 0.8 (2.5) (0.3) 0.9 (3.2) 1.4 0.7 Others Countries (0.6) (0.2) (0.2) 0.4 (0.6) 0.2 0.7 1.4 1.2 1.5 1.5 1.4 World wide 2.5 3.1 6.5 7.1 2.9 2.6 2.1 7.7 9.1 4.8 4.8 5.9 Actual June 4, 2009 Actual Projected

Business Services Storage Desktop Development and Test Collaboration Analytics IBM’s internal Cloud implementation moves resources to more cost effective platforms while enhancing the work environment Cloud Blue Insight LotusLive CIO Dev/Test Cloud Workplace Cloud Network Storage Cloud Production Cloud 109,000 users growing to 200,000 75% of all web conferencing Time to build a development & test environment from 1 week to 1-2 hours 1200 users in China Dev Lab, pilots with another 1000 users in process Up to 40% savings in storage costs 1,000 applications identified

Apply the proven principles of the Globally Integrated Enterprise to all of IBM’s spending Beginning the Smarter phase of our transformation -- uses a rich, new set of technologies and capabilities to reduce spending, improve productivity and enable revenue growth Already achieved $4.7B of productivity improvements over the last 4 years Confident in ability to further improve productivity by $8B from 2011 through 2015 Enterprise Productivity Initiatives Summary Integrated Operations $3.1B End-to-end Process Transformation $2.5B Shared Services $2.4B 2009 2005 2009 Shared Service Spending Total Cost and Expense $12B $78B $16B

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Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

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Research John E. Kelly Senior Vice President Director of IBM Research

IBM Investor Briefing

IBM Research: A History – and Future – of Leadership


Service Platforms
Service Quality
Service Science
Services
Analytics
System S
Relational Database
Software
FORTRAN
D=B²-4AC
D=B**2-4*A*C
POWER7
BlueGene
Z/Sysplex
Systems & Technology
Magnetic Storage
• Smarter Planet
• Cloud Computing
• Analytics
• Growth Markets
U.S. Patent Leader
17 Straight Years

© 2010 International Business Machines Corporation

IBM Research: Global Major Awards: 5 Nobel Prize Winners 6 Turing Awards 14 National Medals 11 Inductees in Inventors’ Hall of Fame China Watson Almaden Austin Tokyo Haifa Zurich India IBM Research Lab IBM Research Presence

IBM Research: Global and Vertically Integrated nanotechnology processing Workload-optimized systems & supercomputing cloud services tools analytics

IBM Research Differentiates IBM’s Major Growth Initiatives and Margin Expansion Smarter Planet Analytics Cloud Computing Growth Markets Margin Expansion

IBM Research’s Greatest Smarter Planet “Labs” Smarter Energy Smarter Water Smarter Transportation Both

The Future of Smarter Planet Optimizing a system System of systems Digitizing, analyzing, reacting Modeling and predicting outcomes Today Future

Smarter Cities – New York City Strategic Planning for Water Supply and Quality Anticipating Energy Demands Predicting Traffic Jams Fire Prevention Collaboration w/ FDNY

Smarter Cities – DC Water and Sewer Authority Predictive analytics models estimate the risk of infrastructure failure – enabling “fix before break” Spatial Schedule Optimization enables “while in the neighborhood “ schedule generation Data Analytics enable the identification of usage patterns, forecasting of water usage & detection of usage anomalies 130,000 Water Meters 1,600,000 Sewer Customers 600,000 Water Customers 370M Gallons / day Waste Water Capacity 36,000 Catch Basins 24,000 Valves 9,000 Hydrants 1,800 Miles Sewer Pipes 1,200 Miles Water Pipes All from conventional historical and log data!

Shenyang Smarter Cities – Shenyang Eco-City Research Institute Research agenda Water purity / management Energy and carbon management System-of-systems integration

Smarter Cities – Dublin: First Smarter Cities Technology Center Optimization Forecasting Simulation Predictive Modelling Driving New Economic Models Significant Collaborative R&D Skills Development & Growth Competitive Advantage Developing Intelligent Solutions Across a System of Systems Water Constrained Resource Modelling Prediction & Control Movement City Fabric Energy

The Future of Analytics Today Multiple disparate existing / historical datasets Extract Analyze React Future Analyze in Real Time Model and Predict Act Multiple enormous historical datasets Streaming data at 100 Gb/s

Streaming Diagnostics A Clinical Real-time Decision Support System Analyzes multi-modal cardiac diagnostic data per patient Integrates data; forms a holistic picture of patient’s condition Finds similar patient cohorts from EMR Summarizes findings via browser Historical Data Physician Support in Real-time

1001010100111001010010001000111101101 0001110010110001001011100011100010111 1001010100111001010010001000111101101 0001110010110001001011100011100010111 1001010100111001010010001000111101101 0001110010110001001011100011100010111 1001010100111001010010001000111101101 0001110010110001001011100011100010111 1001010100111001010010001000111101101 0001110010110001001011100011100010111 1001010100111001010010001000111101101 0001110010110001001011100011100010111 1001010100111001010010001000111101101 0001110010110001001011100011100010111 1001010100111001010010001000111101101 0001110010110001001011100011100010111 And the Volume of Healthcare Data Will Only Accelerate “Lab-on-a-Chip” “DNA Transistor” Requires pinhead size sample; takes only minutes Tests for hundreds of diseases, viruses, bacteria and biohazards Goal: a personal genome for $1,000 Could make possible customized medicine

Massive Scale Analytics Landscape 100TB 1-5PB 100GB 10TB Functionality Query/ Search Text Analytics/ Search Mining/ Machine Learning 1TB 500GB 5TB 50TB Brand Analysis Analytics Today Future IBM Massive Scale Data Analytics Cybersecurity Risk Management Structured Data Unstructured Data

Analytics – What’s Next? Acquire even deeper industry expertise The future of analytics value will be at the intersection of: deep industry expertise predictive models massive scale analytics Announced today: IBM Research will double industry leading analytics research capabilities within 2 years

IBM Investor Briefing

Cloud Computing: Innovation and Impacts

Services


Development & Test
on the IBM Cloud
Virtualize desktops

Virtual Storage Cloud

- Operational IT services
- OSS and BSS prototypes

Industry solutions over the cloud

- Integrated risk management
- Healthcare transformation
- Smart grid optimization

Products


WebSphere
Cloudburst


LotusLive

Research

- Image management
- VM placement
- Pattern composition

- Files (Cattail)
- Charts (Many Eyes)
- Slide Library & EventMaps

Key Future Technologies

- Extreme automation
- Highly differentiated platform as a service
- Fine grained cloud security
- Seamless secure operations across private & public cloud

2008 **2009** **2010** **2015**

© 2010 International Business Machines Corporation

Traditional Web Spoken Web Growth Markets – Spoken Web A Parallel Web for the Masses Questions Farmer Expert/ Business info “Improved average yield output after using pesticides I got to know from this service” Answers Post VOICE Information Hyperlinked Voice Sites Post Web Text Pages Search query Web pages

Margin Expansion – Services Delivery Client Value ( + IBM Margin) 2005 2010 Productivity Quality Client Value and Delivery Transformation 2015 Global dispatch Application assembly optimization Proactive defect prevention Client touchpoint visibility Initial cloud delivery Deep Analytics on client business data Delivery on Hybrid Cloud Private Public

IBM Investor Briefing IBM

Margin Expansion – Support of Software Success

New Technologies

"Upper" Middleware	Discovery that captures operational dynamics
Client-Controlled Cloud (C3)	Implementing policy-driven mechanisms for: Seamless Workload Migration, Hybrid Cloud Managing and Monitoring Services, Secure Connectivity and Information Flow
Multicore Programming Model	Developing X10 programming language: Implementation and ecosystem to support efficient parallelism for multicore and workload-optimized systems

Support of Acquisitions

COGNOS®	Visualization Text analytics Industry applications
ILOG – Changing the rules of business™	Faster/broader solver for experts; application developer tools Industry applications, cloud delivery Unified business rules language
SPSS®	Social media analytics Advanced predictive churn capabilities New data mining and statistics algorithms built on the SPSS component framework

© 2010 International Business Machines Corporation

Future of Smarter Infrastructure Security Unsupervised Real-Time Analytics Supervised Learning Decision Support, Operations and Control Real-time Results (Alerts, Monitoring) Trends, History, Simulation Predictive Optimization Face Capture

The Future of Smarter Cybersecurity Cyberthreat Integration & Decision Support 10-40-100 Gb/S 100% packet inspection Real-time Analytics Streaming Threats Stored Data & Threat Profiles Massive (pbyte) Scale Analytics Engine Exponentially Increasing Threat Botnets Phishing and Spear Phishing Spam $1B IP Threat Real-time Security Software +

Revenue Growth Strong Cash Flow Return to Investors Invest in the Business Profit Efficient Use of Capital 2015 Model R&D for innovation and differentiation Margin Expansion IBM Investment Cycle

Hardware / Financing Services Software Sum of external segment pre-tax income not equal to IBM pre-tax income * Non-GAAP: Excludes Acquisition-related charges and non-operating retirement-related expense Operating PTI / EPS * Segment Operating PTI$ 2000 & 2001 segments not restated for stock based compensation 2015 Roadmap Software contributes nearly half of our segment profit Growth initiatives deliver $20B in revenue growth Growth markets revenue exceeds 25% of IBM’s total Enterprise productivity delivers another $8B in gross savings IBM generates $100B in free cash flow, returning 70% to shareholders Operating EPS At Least $20 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10e '11e '12e '13e '14e '15e

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Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this event or in these presentation materials speaks only as of the date on which it is made. The Company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the Company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/investor0510/. The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s Form 8-K dated May 12, 2010.

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Non-GAAP Supplemental ATTACHMENT II

In an effort to provide investors with additional information regarding the company's financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses in these materials, the following Non-GAAP information which management believes provides useful information to investors. Constant Currency Management refers to growth rates at constant currency or adjusting for currency so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Constant currency revenue results are calculated by translating current period revenue in local currency using the prior year's currency conversion rate. This consistent approach is based on the pricing currency for each country which is typically the functional currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Cash Flow Management includes presentations of both cash flow from operations and free cash flow that exclude the effect of Global Financing Receivables. For a financing business, increasing receivables is the basis for growth. Receivables are viewed as an investment and an income-producing asset. Therefore, management presents financing receivables as an investing activity. Management’s view is that this presentation gives the investor the best perspective of cash available for new investment or for distribution to shareholders. Non-GAAP Supplementary Materials

Operating Earnings / Operating EPS / Operating Pre-Tax Income / Operating Segment Profit Management presents certain financial results and other financial information excluding the effects of the following items: (1) acquisition-related charges and (2) certain retirement-related charges. Throughout the materials, management uses the term "operating" to describe this view of the company's financial results and other financial information. Management believes this view provides increased transparency to operational results and pension plan performance, improves visibility to management decisions and operational effects, and provides for a better comparison to peer companies. Additionally, this view allows for a long term view of the business. Non-Recurring Items Management presents certain financial results excluding the effects of the following items: (1) divestitures and (2) acquisitions. Given the non-recurring nature of these items, management believes that presenting certain financial information without these items is more representative of the company’s operational performance and provides additional insight into, and clarifies the basis for, historical and/or future performance, which may be more useful for investors. Non-GAAP Supplementary Materials

Non-GAAP Supplementary Materials 12.4 (5.0) 17.4 (1.3) $16.1 2007 10.5 (4.7) 15.3 (0.3) $15.0 2006 9.6 (3.5) 13.1 1.8 $14.9 2005 9.1 8.7 Free Cash Flow (excluding GF Receivables) (3.7) (3.9) Net Capital Expenditures 2004 2003 12.9 12.6 Net Cash from Operating Activities (excluding GF Receivables) 2.5 1.9 Less: Global Financing Receivables $15.3 $14.5 Net Cash from Operating Activities (per GAAP) $ in Billions 15.1 (3.7) 18.9 1.9 $20.8 2009 14.3 (4.5) 18.8 0.0 $18.8 2008 Free Cash Flow (excluding GF Receivables) Net Capital Expenditures Net Cash from Operating Activities (excluding GF Receivables) Less: Global Financing Receivables Net Cash from Operating Activities (per GAAP) Reconciliation of Free Cash Flows (excluding GF Receivables) The above serves to reconcile the Non-GAAP financial information contained on slide number 2 and 7 of Sam Palmisano’s “Strategic Overview” presentation and slide number 16 of Mark Loughridge’s “Financial Model” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: Charts may not add due to rounding

Non-GAAP Supplementary Materials Reconciliation of Historical Revenue Growth @Constant Currency As Reported (5%) 3% 16% 2% 10% (6%) 1% (8%) 7% 21% 5% 10% (8%) (3%) Consolidated Revenue – Full Year 2009 Major Markets – Full Year 2007 Growth Markets – Full Year 2007 Major Markets – Full Year 2008 Growth Markets – Full Year 2008 Major Markets – Full Year 2009 Growth Markets – Full Year 2009 The above serves to reconcile the Non-GAAP financial information contained on slide number 2 of Sam Palmisano’s “Strategic Overview” presentation; slide number 6 in Mark Loughridge’s “Financial Model” presentation; slide number 21 in Bruno Di Leo’s “Global Sales and Distribution” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Historical Revenue Growth The above serves to reconcile the Non-GAAP financial information contained on slide number 6 of Mark Loughridge’s “Financial Model” presentation. See Slide 2 and 3 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: Charts may not add due to rounding 8.0%

Non-GAAP Supplementary Materials Reconciliation of Impact on Segment PTI Mix The above serves to reconcile the Non-GAAP financial information contained on slide number 9 of Mark Loughridge’s “Financial Model” presentation; and slide number 24 of John E. Kelly’s “Research” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: Charts may not add due to rounding

Non-GAAP Supplementary Materials Reconciliation of Segment Pre-Tax Income The above serves to reconcile the Non-GAAP financial information contained on slide number 42 of Mark Loughridge’s “Financial Model” presentation; slide number 18 of Steve Mills’ “Software” presentation; slide number 22 of Rod Adkins’ “Systems and Technology” presentation; and slide number 24 of John E. Kelly’s “Research” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures. 1 Excludes Enterprise Investments. See page 7 for reconciliation to GAAP. Note: Chart may not add due to rounding 38%

Non-GAAP Supplementary Materials Reconciliation of Base Revenue Growth The above serves to reconcile the Non-GAAP financial information contained on slide number 35 of Mark Loughridge’s “Financial Model” presentation. See Slide 2 and 3 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: Charts may not add due to rounding

Non-GAAP Supplementary Materials Reconciliation of Revenue Mix Excluding Divestitures (PCD and Printers As Reported 12% 16% 17% 18% 19% 17% 14% 16% 17% 18% 19% 15% Geography: Growth Markets Full Year 2003 Growth Markets Full Year 2006 Growth Markets Full Year 2007 Growth Markets Full Year 2008 Growth Markets Full Year 2009 Brand: Distributed Middleware, System P, Storage, SI, BTO (Full Year 2003) The above serves to reconcile the Non-GAAP financial information contained on slide number 35 and 36 of Mark Loughridge’s “Financial Model” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Revenue Mix Excluding Divestiture (PLM) As Reported 42% 58% 41% 59% Brand: Distributed Middleware (Full Year 2009) Host/Operating Systems/Other Software The above serves to reconcile the Non-GAAP financial information contained on slide number 37 of Mark Loughridge’s “Financial Model” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Consolidated Pre-Tax Income ($) The above serves to reconcile the Non-GAAP financial information contained on slide number 10 of Sam Palmisano’s “Strategic Overview” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: Charts may not add due to rounding

Non-GAAP Supplementary Materials Reconciliation of Segment Pre-Tax Income ($) The above serves to reconcile the Non-GAAP financial information contained on slide number 52 of Mark Loughridge’s “Financial Model” presentation slide number 24 of John E. Kelly’s “Research” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: 2000 & 2001 segments not restated for stock based compensation and excludes Enterprise Investments. See slide 7 for reconciliation to GAAP. Charts may not add due to rounding $15.9

Non-GAAP Supplementary Materials Reconciliation of Consolidated EPS The above serves to reconcile the Non-GAAP financial information contained on slide number 10 of Sam Palmisano’s “Strategic Overview” presentation; slide number 52 of Mark Loughridge’s “Financial Model” presentation; and slide number 24 of John E. Kelly’s “Research” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: Charts may not add due to rounding $6.31

Non-GAAP Supplementary Materials Reconciliation of BRIC Countries Revenue Excluding Divestitures As Reported $1.1B $1.3B $1.6B $1.8B $2.2B $2.3B $2.2B $1.9B $2.4B $2.0B $1.9B $2.2B $2.3B $2.2B Hardware Segments: Full Year 2003 Full Year 2004 Full Year 2005 Full Year 2006 Full Year 2007 Full Year 2008 Full Year 2009 The above serves to reconcile the Non-GAAP financial information contained on slide number 4 of Rod Adkins’ “Systems and Technology” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth in Global Business Services @Constant Currency As Reported 1% 9% 5% (8%) 3% 0% (4%) (9%) (11%) (9%) (5%) 0% 13% 9% (10%) 7% (5%) (10%) (15%) (11%) (3%) 0% FY 2006 FY 2007 FY 2008 FY 2009 3Q’08 4Q’08 1Q’09 2Q’09 3Q’09 4Q’09 1Q’10 The above serves to reconcile the Non-GAAP financial information contained on slide number 3 of Frank Kern’s “Global Business Services” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures.

Non-GAAP Supplementary Materials Reconciliation of Segment Pre-Tax Income The above serves to reconcile the Non-GAAP financial information contained on slide number 6 and 15 of Frank Kern’s “Global Business Services” presentation and slide number 5 and 21 of Mike Daniels’ “Global Technology Services” presentation. See Slide 3 of this presentation for additional information on the use of these Non-GAAP financial measures. Note: Charts may not add due to rounding FY 2006

Non-GAAP Supplementary Materials Reconciliation of Revenue Growth in Global Technology Services @Constant Currency As Reported 2% 7% 6% (2%) 8% (4%) 3% 12% 9% (5%) 1% (6%) Full Year 2006 Full Year 2007 Full Year 2008 Full Year 2009 Revenue – Growth Markets – Full Year 2009 Revenue – Major Markets – Full Year 2009 The above serves to reconcile the Non-GAAP financial information contained on slide number 3 of Mike Daniels’ “Global Technology Services” presentation. See Slide 2 of this presentation for additional information on the use of these Non-GAAP financial measures.

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